                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement        / /  Confidential, for Use of the Commission
/X/  Definitive Proxy Statement              Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          AAMES FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                          AAMES FINANCIAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 12, 1996


TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Aames Financial Corporation (the "Company") will be held in the Hershey/Crocker Room at the Hotel Inter-Continental, 251 S. Olive Street, Los Angeles, California 90012, on Tuesday, November 12, 1996, at 2:00 p.m., Los Angeles time, for the following purposes:

         1. To elect three Class II directors to hold office for three years and until such directors' successors are elected;

         2.      To approve the adoption of the Company's 1996 Stock Incentive
                 Plan;

         3. To approve the Annual Performance Bonus Provisions in the Employment Agreement of Gary K. Judis;

         4. To ratify the appointment of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending June 30, 1997; and

         5. To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

         Only stockholders of record of the Company at the close of business on September 20, 1996 are entitled to notice of and to vote at the Meeting and adjournment(s) thereof.

         All stockholders are cordially invited to attend the Meeting in person. However, to ensure your representation at the Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person, even though he or she has returned a Proxy.

                                       By Order of the Board of Directors

                                       Bobbie J. Burroughs
                                       Secretary


Los Angeles, California
October 8, 1996

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                          AAMES FINANCIAL CORPORATION
                      3731 Wilshire Boulevard, 10th Floor
                         Los Angeles, California 90010
                                (213) 351-6100


                                ---------------


                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 12, 1996

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Aames Financial Corporation, a Delaware corporation (the "Company"), for use at the 1996 Annual Meeting of Stockholders (the "Meeting") to be held in the Hershey/Crocker Room at the Hotel Inter-Continental, 251 S. Olive Street, Los Angeles, California 90012, at 2:00 p.m., Los Angeles time, on Tuesday, November 12, 1996, and at any adjournment(s) thereof.

         It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to stockholders on or about October 8, 1996.

         At the Meeting, the stockholders of the Company will vote upon: (i) the election of three Class II directors for a term of three years; (ii) the adoption of the Aames Financial Corporation 1996 Stock Incentive Plan (the "1996 Plan"); (iii) the approval of the Annual Performance Bonus Provisions in the Employment Agreement of Gary K. Judis ("Performance Bonus Provisions");
(iv) the ratification of the appointment of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending June 30, 1997; and
(v) such other matters as may properly come before the Meeting and any and all adjournments thereof.

         A Proxy for use at the Meeting is enclosed. Any stockholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by delivering to the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date, or by attending the Meeting and voting in person. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy holders in accordance with the instructions on the Proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted (i) in favor of the election of the nominees for director set forth herein, (ii) in favor of the adoption of the 1996 Plan, (iii) in favor of the approval of the Performance Bonus Provisions, (iv) in favor of the ratification of appointment of Price Waterhouse LLP as the Company's independent accountants and (v) if any other business is properly presented at the Meeting, in accordance with the recommendations of the Board of Directors.

         The expenses of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies will be borne by the Company. It is contemplated that the Proxies will be solicited through the mails, but officers, directors and regular employees of the Company may solicit Proxies personally. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the Proxy materials to stockholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with the solicitation of Proxies if management determines it advisable.

                               VOTING SECURITIES

         The close of business on September 20, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof. At the record date, 15,837,091 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), were outstanding. The Common Stock is the only outstanding class of securities entitled to vote at the Meeting. At the record date, the Company had approximately 111 stockholders of record. The Company is informed and believes that there are in excess of 5,500 beneficial holders of the Company's Common Stock. A stockholder is entitled to cast one vote for each share of Common Stock held on the record date on all matters to be considered at the Meeting. Abstentions and shares held by brokers that are prohibited from exercising discretionary authority will be counted as present for the purposes of determining if a quorum is present.

         Directors are elected by the affirmative vote of a majority of the votes cast. Stockholders may not cumulate their votes. The three candidates receiving the highest number of votes will be elected. In tabulating the votes, broker non-votes will be disregarded and have no effect on the outcome of the vote. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Meeting in person or by Proxy and entitled to vote thereat will be required to adopt the 1996 Plan, to approve the Performance Bonus Provisions and to ratify the appointment of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending June 30, 1997. In determining whether requisite approval of the 1996 Plan, the Performance Bonus Provisions and the ratification of independent accountants has been received, abstentions will have the same effect as votes against the proposal and broker non-votes will be disregarded.


                         ELECTION OF CLASS II DIRECTORS

         In accordance with the Certificate of Incorporation and Bylaws of the Company, the Board of Directors is divided into three classes. At each annual meeting of stockholders, directors constituting one class are elected for three-year terms. The Bylaws of the Company provide that the Board of Directors shall consist of no fewer than three and no more than nine members as determined from time to time by the Board of Directors. The Board of Directors currently consists of three Class I directors with terms expiring in 1997, three Class II directors with terms expiring in 1996 and two Class III directors with terms expiring in 1998. At the Meeting, the Class II directors will be elected for a term expiring at the 1999 Annual Meeting. If the number of directors is changed, any increase or decrease is to be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. Directors may be removed only with cause by the vote of a majority of the stockholders then entitled to vote.

         Unless otherwise instructed, the Proxy holders will vote the Proxies received for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Meeting or any adjournment thereof, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. The Company has no reason to believe that such nominees will be unwilling or unable to serve if elected as directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

         The Board of Directors proposes the election of the following nominees as Class II directors:

                              Bobbie J. Burroughs
                                 Melvyn Kinder
                                Cary H. Thompson

         If elected, each nominee is expected to serve until the 1999 Annual Meeting of Stockholders. The affirmative vote of a majority of the shares present in person or represented by Proxy at the Meeting and voting on the election of the Class II directors is required for the election of the above-named nominees.

                                   MANAGEMENT

INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE
OFFICERS.

         The following table sets forth certain information with respect to the nominees, continuing directors and executive officers of the Company as of September 30, 1996:

                                                                                                             Year Term
                 Name                      Age              Position                                          Expires
                 ----                      ---              --------                                     ------------------
NOMINEES:
Bobbie J. Burroughs                        59               Executive Vice President-
                                                            Administration, Secretary                          1996
                                                            and Director

Melvyn Kinder, Ph.D.                       58               Director                                           1996

Cary H. Thompson                           40               Chief Operating Officer and                        1996
                                                            Director

CONTINUING DIRECTORS:
Joseph R. Cerrell                          61               Director                                           1997

Dennis F. Holt                             60               Director                                           1998

Gary K. Judis                              58               Chairman of the Board, President                   1997
                                                            and Chief Executive Officer

Neil B. Kornswiet                          39               Executive Vice President                           1997
                                                            and Director; Chairman, Chief
                                                            Executive Officer and President
                                                            of One Stop Mortgage, Inc.

Gregory J. Witherspoon                     50               Executive Vice President - Finance,                1998
                                                            Chief Financial Officer, Director

OTHER EXECUTIVE OFFICERS:
Mark E. Costello                           45               Senior Vice President -
                                                            Correspondent Lending

Mark E. Elbaum                             33               Senior Vice President - Finance,
                                                            Chief Accounting Officer

Allan B. Polin                             66               Executive Vice President - Loan
                                                            Administration

Barbara S. Polsky                          42               Senior Vice President and
                                                            General Counsel

         The executive officers of the Company are appointed by and serve at the discretion of the Board of Directors. There is no family relationship between any director and any executive officer of the Company.

         BOBBIE J. BURROUGHS joined the Company in 1959 and has been Secretary of the Company since 1965 and a Director since 1991. Ms. Burroughs was appointed a Senior Vice President of the Company in 1980 and was named Executive Vice President - Administration in October 1995.

         MELVYN KINDER, PH.D. was elected a Director of the Company in August 1996. Dr. Kinder is a clinical psychologist recognized for his innovative work in social, family and professional relations. Dr. Kinder maintains a private practice in Los Angeles and serves as co-director of Westbridge Psychiatric Medical Group in Los Angeles.

         CARY H. THOMPSON has served as a Director of the Company since January 1992. In March 1996 Mr. Thompson was named Chief Operating Officer of the Company. From May 1994 until joining the Company, Mr. Thompson served as Managing Director-Head of United States Financial Institutions Group for NatWest Markets. From June 1989 to May 1994, Mr. Thompson was Senior Vice President-Head of West Coast Financial Institutions Group for Oppenheimer & Co. Mr. Thompson is also on the Board of Directors of Fidelity National Financial, Inc., a title insurance company.

         JOSEPH R. CERRELL has been a Director of the Company since January 1992. Mr. Cerrell founded and, for more than the past five years, has been the Chairman of Cerrell Associates, Inc., a political communications firm, with offices in Los Angeles, Sacramento and Washington, D.C. Mr. Cerrell is past chairman and president of the American Association of Political Consultants and a past president of the International Association of Political Consultants. He is an Executive Vice President of Palumbo & Cerrell, Inc., a Washington, D.C. public affairs company, and an adjunct professor at the University of Southern California's Unruh Institute of Politics and Government.

         DENNIS F. HOLT was elected a Director of the Company in December 1995. Mr. Holt founded and is the President and Chief Executive Officer of Western International Media Corporation, a media management company.

         GARY K. JUDIS has been the Chairman of the Board, Chief Executive Officer and President of the Company and its predecessors since 1982. Mr. Judis joined the Company as its President in 1979 upon the merger of the Company with Capitol Home Loan Company, a mortgage brokerage company founded by Mr. Judis in 1966. In 1981, then Governor Jerry Brown of California appointed Mr. Judis to the state's special task force on second trust deed financing. In 1975, Mr. Judis was appointed to then Los Angeles Mayor Tom Bradley's blue ribbon commission on redlining.

         NEIL B. KORNSWIET was elected a Director in September 1996. Mr. Kornswiet founded One Stop Mortgage, Inc. in August 1995 and was its Chairman, Chief Executive Officer and President from September 1995 through its acquisition by the Company in August 1996. Mr. Kornswiet continues to serve as Chairman and Chief Executive Officer and President of One Stop Mortgage, Inc., now a wholly-owned subsidiary of the Company. Mr. Kornswiet was also named an Executive Vice President of the Company in September 1996. From 1992 to 1995, Mr. Kornswiet was President of Quality Mortgage, a privately held mortgage banking company. From 1983 to 1992, Mr. Kornswiet was a lawyer specializing in consumer credit and other regulatory matters for financial institutions and mortgage banking companies.

         GREGORY J. WITHERSPOON is a certified public accountant and has been an Executive Vice President of the Company since August 1994, Chief Financial Officer of the Company since 1987 and a Director since 1991. From 1988 to 1994, Mr. Witherspoon served as Senior Vice President - Finance and Administration of the Company. Mr. Witherspoon joined the Company in 1987 as its Controller.

         MARK E. COSTELLO joined the Company in March 1995 as Vice President - Correspondent Lending for Aames Capital Corporation and was named Senior Vice President - Correspondent Lending in October 1995. Prior to joining Aames, he
was Director of Wholesale Lending for Advanta Mortgage Corporation.   From 1980
to 1993, Mr. Costello was a Vice President with Citibank, New York, in the mortgage and consumer banking areas.

         MARK E. ELBAUM is a certified public accountant and joined the Company as Vice President - Finance in September 1992. Mr. Elbaum was named Senior Vice President - Finance in October 1995. From 1985 until joining the Company, Mr. Elbaum was an auditor with Price Waterhouse LLP, serving as an audit manager beginning July 1990.

         ALLAN B. POLIN joined the Company in 1985 as a Special Assistant to the Chairman of the Board. Later that year, he became Vice President - Loan Administration of Aames Home Loan, and in October 1992 became Senior Vice President - Loan Administration of Aames Home Loan. In August 1995, Mr. Polin was named Executive Vice President - Loan Administration of Aames Home Loan and Aames Capital Corporation, and in August 1996, he was named an Executive Vice President of the Company.

         BARBARA S. POLSKY joined the Company in May 1996 as Senior Vice President and General Counsel. Prior to joining the Company, Ms. Polsky was a partner in the law firm of Manatt, Phelps & Phillips, where she specialized in financial institution and corporate securities matters. From September 1992 to March 1994, Ms. Polsky was a partner in the law firm of Hughes Hubbard & Reed.


BOARD MEETINGS AND COMMITTEES

         The Board of Directors held a total of six meetings during the fiscal year ended June 30, 1996. The Board of Directors has an Audit Committee and a Compensation Committee. During the fiscal year ended June 30, 1996, each director attended at least 75% of the meetings of the Board of Directors held while he or she was a director and of the Committees of the Board of Directors on which he or she served.

         The Audit Committee met three times and the Compensation Committee met four times during the fiscal year ended June 30, 1996. The Audit Committee's functions include recommending to the Board of Directors the engagement of the Company's independent accountants, discussing the scope and results of the audit with the accountants, discussing the Company's financial accounting and reporting principles and the adequacy of the Company's financial controls with the accountants and the Company's management, discussing the results of internal audits with management and reviewing and evaluating the Company's accounting policies and internal accounting controls. The Compensation Committee reviews and approves the compensation of officers and key employees, including the granting of awards under the Company's various stock incentive plans. See "Report of the Compensation Committee on Executive Compensation" attached to this Proxy Statement as Exhibit "A." Currently, the members of the Audit Committee are Messrs. Cerrell and Holt and Dr. Kinder and the members of the Compensation Committee are Mr. Cerrell and Dr. Kinder. The Company does not have a standing nominating committee.


COMPENSATION OF DIRECTORS

         Each director who is not an officer of or otherwise employed by the Company as either an employee or a consultant (each an "Outside Director") receives a non-qualified option to purchase 10,000 shares of Common Stock at the time of the director's original appointment or election to the Board. In addition, each Outside Director is entitled to receive an annual retainer of $8,000, a fee of $3,000 for each regular Board meeting attended in person and $1,000 for each such meeting attended by telephone, and an option to purchase an additional 1,500 shares of Common Stock on each anniversary of the Outside Director's original appointment or election to the Board.


CERTAIN RELATIONSHIPS

         Western International Media Corporation, of which Mr. Holt serves as President and Chief Executive Officer, received fees from the Company in connection with its media management activities for the Company in the amount of $3.5 million in fiscal 1996.

         On August 28, 1996, the Company acquired One Stop Mortgage, Inc. ("One Stop"), a residential mortgage lender. Prior to the acquisition, One Stop was owned by Neil B. Kornswiet, a director and Executive Vice President of the Company. The acquisition was accomplished through the merger of a wholly-owned subsidiary of the Company into One Stop in a tax-free exchange accounted for as a pooling-of-interests. In the acquisition, the Company issued 2.3 million shares of its Common Stock, 1.6 million shares of which were issued to Mr. Kornswiet. Of the total shares issued in the acquisition, 102,750 shares were placed in escrow pursuant to an escrow agreement as security for the indemnification of obligations of One Stop and Neil B. Kornswiet. Those shares will be released on August 28, 1997. The Company has agreed to use its best efforts to file certain registration statements under the Securities Act covering approximately one million shares of its Common Stock issued in the acquisition. Mr. Kornswiet continues to serve as President, Chief Executive Officer and Chairman of the Board of Directors of One Stop under a five-year employment contract pursuant to which Mr. Kornswiet is entitled to a base salary of $750,000 per annum and a quarterly bonus equal to 7.5% of One Stop's pre-tax income.

         From time to time certain officers, directors and employees of the Company, as well as members of their immediate families, act as private investors in loan transactions originated by the Company. All such loans are originated on terms and conditions which are no more favorable than loans originated by the Company for other nonaffiliated private investors except that such persons receive 75% of any prepayment fees collected by the Company on such loans.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the last fiscal year, executive compensation for the Company was administered by the Compensation Committee of the Board. Messrs. Cerrell and Thompson served as the Compensation Committee from the beginning of the last fiscal year until January 17, 1996. Thereafter, Messrs. Cerrell and Holt
served as the Compensation Committee.   Messrs. Cerrell and Holt are not, and
have never been, officers or employees of the Company. During the period that Mr. Thompson served on the Compensation Committee, he was not an officer or
employee  of the Company.   Mr. Thompson became Chief Operating Officer of the
Company in March 1996. The current members of the Compensation Committee are Mr. Cerrell and Dr. Kinder.

         Western International Media Corporation, of which Mr. Holt serves as President and Chief Executive Officer, received fees from the Company in connection with its media management activities for the Company in the amount of $3.5 million in fiscal 1996.


REPORT OF THE COMPENSATION COMMITTEE

         The Report of the Compensation Committee of the Board of Directors of the Company, describing the compensation policies and the compensation philosophy of the Company's executive compensation policy and certain determinations with respect to bonuses and stock option grants for the year ended June 30, 1996, is attached to this Proxy Statement as Exhibit "A."

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth as of August 30, 1996, certain information relating to the ownership of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company Common Stock, (ii) each of the Company's directors, (iii) each of the Company's five most highly compensated executive officers and (iv) all of the Company's executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each of such persons has the sole voting and investment power with respect to the shares owned. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under this Rule, certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date. The address of each individual listed is in care of the Company, 3731 Wilshire Boulevard, 10th Floor, Los Angeles, California 90010.

                                                                      Number of Shares        Percent of Class
                                                                      ----------------        ----------------
             Funds and institutional accounts affiliated
                with FMR Corp., 82 Devonshire Street,
                Boston MA 02109   . . . . . . . . . . . . . . .           997,050(1)                 6.1%
             Gary K. Judis  . . . . . . . . . . . . . . . . . .         1,345,353(2)                 8.5%
             Bobbie J. Burroughs  . . . . . . . . . . . . . . .            36,585(3)                   *
             Joseph R. Cerrell  . . . . . . . . . . . . . . . .            17,749(4)                   *
             Mark E. Costello   . . . . . . . . . . . . . . . .             2,375(5)                   *
             Dennis F. Holt   . . . . . . . . . . . . . . . . .                --                      --
             Melvyn Kinder  . . . . . . . . . . . . . . . . . .             7,500                      *
             Neil B. Kornswiet  . . . . . . . . . . . . . . . .         1,647,940(6)                10.4%
             Allan B. Polin   . . . . . . . . . . . . . . . . .            22,350(7)                   *
             Cary H. Thompson   . . . . . . . . . . . . . . . .           277,059(8)                 1.7%
             Gregory W. Witherspoon   . . . . . . . . . . . . .           178,543(9)                 1.1%
             All executive officers and directors
                as a group (12 persons)   . . . . . . . . . . .         3,539,831(10)               22.4%

----------------------
*  Less than one percent.

(1) Does not include 637,495 shares of Common Stock into which $17,850,000 principal amount of the Company's 5.5% Convertible Subordinated Debentures due 2006 beneficially owned by such funds and institutional accounts could be converted. This information was obtained from a
         Schedule 13G filed with the Securities and Exchange Commission on August 12, 1996.

(2) Includes 116,649 shares of Common Stock underlying options which are currently exercisable or which will become exercisable within 60 days of August 30, 1996.

(3) Includes 36,500 shares of Common Stock underlying options which are currently exercisable or which will become exercisable within 60 days of August 30, 1996.

(4) Includes 11,500 shares of Common Stock underlying options which are currently exercisable or which will become exercisable within 60 days after August 30, 1996 and 3,249 shares of Common Stock held in the name of the Cerrell & Associates, Inc. Employee Profit Sharing Plan, of which Mr. Cerrell is a Trustee and participant.

(5) Includes 1,625 shares of Common Stock underlying options which are currently exercisable or which will become exercisable within 60 days after August 30, 1996.

(6) Represents shares issued to Mr. Kornswiet in the acquisition of One Stop. See "Management--Certain Relationships."

(7) Includes 22,200 shares of Common Stock underlying options which are currently exercisable or which will become exercisable within 60 days after August 30, 1996.

(8) Includes 257,460 shares of Common Stock underlying options which are currently exercisable or which will become exercisable within 60 days after August 30, 1996, and 4,999 shares held in the Cary H. Thompson and Karen L. Heilman, Trustees FBO Thompson/Heilman Family Trust.

(9) Includes 34,250 shares of Common Stock underlying options which are currently exercisable or which will become exercisable within 60 days after August 30, 1996.

(10) Includes 501,849 shares of Common Stock underlying options which are currently exercisable or which will become exercisable within 60 days after August 30, 1996.

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE

         The following table shows, as to Gary K. Judis and as to each of the other four most highly compensated executive officers of the Company, information concerning all compensation paid for services to the Company in all capacities during the last three fiscal years or accrued within the current fiscal year.


                           SUMMARY COMPENSATION TABLE


                                                                                             Long Term
                                             Annual Compensation                            Compensation
                          ------------------------------------------------------------     -------------
     Name and              Fiscal                                       Other Annual        Stock Option         All Other
Principal Position          Year       Salary               Bonus      Compensation(1)       Awards(2)        Compensation(3)
------------------         -----    -----------------       -----      ---------------      ------------      ---------------
Gary K. Judis, Chairman     1996       $490,000          $4,370,000          --                 291,188           $2,690
  of the Board, President   1995        490,000           1,422,000          --                  60,000              350
  and Chief Executive       1994        449,000             744,000          --                  75,000              300
  Officer

Cary H. Thompson,           1996       $125,000          $  298,000          --               1,214,550(5)           N/A
  Chief Operating           1995            N/A                 N/A         N/A                     N/A              N/A
  Officer (4)               1994            N/A                 N/A         N/A                     N/A              N/A

Gregory J. Witherspoon,     1996       $177,000          $  634,000          --                  15,000           $2,690
  Executive Vice            1995        131,000             379,000          --                  30,000              350
  President -  Finance and  1994        121,000             199,000          --                  15,000              300
  Chief Financial Officer

Allan B. Polin, Executive   1996      $  99,000          $  219,000          --                  15,000           $2,690
 Vice President -           1995         81,000              91,000          --                   4,500              350
  Loan Administration       1994         77,000              67,000          --                      --              300

Mark E. Costello            1996      $ 130,000          $  201,000          --                   7,500           $2,438
  Senior Vice President -   1995         43,000                  --          --                      --               --
  Correspondent Lending(6)  1994            N/A                 N/A         N/A                     N/A              N/A


________________
(1) The aggregate amount of all perquisites and personal benefits received by each of the named officers in each of years 1994, 1995 and 1996 was not in excess of $50,000 or 10% of the total of annual salary and bonus reported for such named officer.

(2) All numbers reflect the number of shares of Common Stock subject to options granted to the named officers during the fiscal year, in each case adjusted to reflect the three-for-two stock split effected on May 17, 1996.

(3) Consists of employer contributions to the Company's Section 401(k) plan for these persons.

(4)      Mr. Thompson joined the Company as an officer in March 1996.

(5) Options for 17,250 shares were awarded to Mr. Thompson during fiscal 1996 in his capacity as an outside director of the Company prior to his joining the Company as an officer.

(6)      Mr. Costello joined the Company as an officer in March 1995.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information regarding grants of stock options made during the fiscal year ended June 30, 1996 to the executive officers named in the summary Compensation Table ("Named Executive Officers"):

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

                                              Individual Grants                                          Potential Realizable
                            ----------------------------------------------------                            Value at Assumed
                                                   Percent of                                            Annual Rates of Stock
                             Number of           Total Options        Exercise                          Price Appreciation for
                         Shares Underlying         Granted to          or Base                              Option Term (2)
                              Options             Employees in        Price Per      Expiration        ------------------------
Name                        Granted(3)           Fiscal Year(4)       Share (5)         Date             5%               10%
----                        ----------           --------------       ---------      ----------        ------           -------
Gary K. Judis               150,000(6)              17.2%               $11.92       7/23/2005      $1,124,464       $2,849,612
                            141,188(7)                                   30.00       6/20/2006       2,663,771        6,750,519
Cary H. Thompson             15,000(8)(9)              *                 11.92       7/24/2005         112,446          284,961
                              2,250(8)(10)             *                 21.50      11/14/2005          30,423           77,097
                            750,000(11)             44.3                 17.25       3/10/2006       8,136,324       20,619,043
                            447,300(12)             26.4                 30.00       3/10/2006       8,439,137       21,386,430
Gregory J. Witherspoon       15,000(6)                 *                 11.92       7/23/2005         112,446          284,961
Allan B. Polin               15,000(6)                 *                 11.92       7/23/2005         112,446          284,961
Mark E. Costello              7,500(6)                 *                 11.92       7/23/2005          56,223          142,481
---------------------

(1) All amounts shown in this table have been adjusted to reflect the three-for-two split of the Company's Common Stock effected on May 17, 1996.

(2) The potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These amounts are calculated pursuant to the applicable requirements of the Securities and Exchange Commission and do not represent a forecast of the future appreciation of the Company's Common Stock.

(3) All of the options set forth in this chart were granted for a term of 10 years.

(4) Options covering an aggregate of 1,693,488 shares were granted to eligible employees during the fiscal year ended June 30, 1996.

(5) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by reference to the closing price reported on the New York Stock Exchange ("NYSE") on the last trading day prior to the date of grant. The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.

(6) On August 24, 1995, 1/36 of the shares underlying the option became exercisable and thereafter the option is exercisable with respect to an additional 1/36 on the last day of each month (in each case rounded up to the nearest whole share) until fully vested. The options may, at the discretion of the Compensation Committee, become immediately exercisable upon certain change of control events.

(7) Of this amount, 46,592 shares underlying the option become exercisable on June 21, 1997, with 1/12 of the remaining shares becoming exercisable on the last day of each calendar month thereafter commencing on July 13, 1997 until fully vested. The options become immediately exercisable upon certain change of control events.

(8) These options were granted to Mr. Thompson in his capacity as an outside director of the Company prior to his joining the Company as an officer.

(9) This option is exercisable with respect to 1/5 of the total shares on the first anniversary of the date of grant and thereafter with respect to 1/60 of the total shares on the last day of each month (in each case rounded up to the nearest whole share) until fully vested. The options may, at the discretion of the Compensation Committee, become immediately exercisable upon certain change of control events.

(10)     This option became immediately exercisable upon grant.

(11) On the date of grant, March 11, 1996, 150,000 shares underlying the option became immediately exercisable, with 150,000 additional shares becoming exercisable on each anniversary thereof through and including March 11, 2000. The options become immediately exercisable upon certain change of control events.

(12) On the date of grant, June 21, 1996, 89,460 shares underlying the option became immediately exercisable with 89,460 additional shares becoming exercisable on March 11, 1997 and each anniversary thereof through and including March 11, 2000. Notwithstanding the aforementioned vesting schedule, this option does not become exercisable in any fiscal year to the extent that the deductibility of any compensation paid to Mr. Thompson during such fiscal year would be limited by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). These options become immediately exercisable upon certain change of control events.

*        Less than 1%


AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTIONS

         The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during the fiscal year ended June 30, 1996 and the value of options held at fiscal year end.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION VALUES(1)

                                                                      Number of Shares             Value of All
                                                                   Underlying Unexercised           Unexercised
                                                                      Options at Fiscal         In-the-Money Options
                                                                          Year-End            at Fiscal Year-End(2)
                                                                          --------             ---------------------
                                  Shares Acquired                       Exercisable/                Exercisable/
Name                                on Exercise      Value Realized     Unexercisable               Unexercisable
----                                -----------      --------------     -------------              --------------
Gary K. Judis . . . . . . . .       94,350(3)          $942,487        95,565/286,272          $2,538,036/$4,577,344
Cary H. Thompson  . . . . . .                                         255,710/968,840           3,744,821/13,547,235
Gregory J. Witherspoon  . . .       10,000              119,046        30,583/29,417              861,584/822,166
Allan B. Polin  . . . . . . .                                          20,650/12,850              601,599/325,178
Mark E. Costello  . . . . . .        1,500(3)            22,525         1,000/5,000                23,955/119,775

--------------------
(1) All amounts shown in this table have been adjusted to reflect the three-for-two split of the Company's Common Stock effected on May 17, 1996.

(2) Based upon the last reported sale price of the Common Stock on the NYSE on June 28, 1996 ($35.875) less the option exercise price.

(3)      The named individuals sold the exercised shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors, and greater-than-ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that, during the year ended June 30, 1996, all relevant Section 16(a) filing requirements were complied with, except that Mr. Holt, a director of the Company, filed one late report at the time of his initial election to the Board of Directors; each of Messrs. Mark Elbaum, an executive officer, Allan Polin, an executive officer, and Cary Thompson, an executive officer and director, filed one late report with respect to grants of options under the Company's stock option plans; Mr. Greg Witherspoon, an executive officer and director, filed one late report with respect to the grant and exercise of options under the Company's stock option plans; Mr. Mark Costello, an executive officer, filed two late reports with respect to the grant and a cashless exercise of options under the Company's stock option plans; and Ms. Bobbie Burroughs, an executive officer and director, filed four late reports with respect to one grant and four cashless exercises of options under the Company's stock option
plans.    The Company is aware of no failures to file required forms.


EMPLOYMENT AGREEMENTS

         As of June 30, 1996, the Company's Chief Executive Officer and Chief Operating Officer were each party to an employment agreement with the Company that provides for bonus payments based upon the net income or return on equity of the Company. Under his employment agreement, the Chief Executive Officer will receive through December 31, 1996 the amount of $490,050 in annual base salary and for each quarter (up to and including December 31, 1996) a non-discretionary bonus equal to 7.5% of the Company's pre-tax net income (prior to his bonus and prior to any extraordinary charges). Commencing in January 1997, Mr. Judis will receive an annual performance bonus measured by a target return on Company equity. See "Proposal to Approve the Annual Performance Bonus Provisions in the Employment Agreement of Gary K. Judis." Mr. Judis is also entitled to receive, at the expense of the Company, the use of an automobile (including all maintenance and expenses associated therewith), a standard term life insurance policy in the amount of $2 million, a standard term accidental death policy in the amount of $1 million, a long-term disability policy providing an annual disability payment equal to 100% of his base salary and reimbursement for all medical and dental expenses incurred by him and his immediate family. Pursuant to his employment agreement, Mr. Judis was also granted non-qualified options to purchase 141,188 shares of the Company's Common Stock to assist him in providing for federal and state income taxes payable as a result of options previously granted him and in recognition of the fact that the Company may benefit from federal and state tax deductions as a result. In the event of a termination of the Chief Executive Officer without cause, upon certain de facto termination events or in the event of certain changes in control (each, a "Severance Termination"), the Company is obligated to pay Mr. Judis three years' base salary plus an amount equal to his performance bonuses over the preceding eight quarters (or if the Severance Termination occurs before January 1, 2000, the actual base salary and bonus paid over the preceding three years). In addition, all options that are scheduled to vest during the 12 months following a Severance Termination shall vest on the date of such Severance Termination and all options exercisable as of such date shall remain exercisable for 12 months following such date; provided, however, in the event of certain changes in control that are not approved by the Board of Directors, all options shall immediately vest and remain exercisable for the entire remaining term of the option.

         Under his employment agreement, the Chief Operating Officer is entitled to a base salary of $500,000 per annum and an annual performance bonus measured by a target return on the Company's equity. Mr. Thompson is also entitled to receive, at the expense of the Company, the use of an automobile (including all maintenance and expenses associated therewith), a standard term life insurance policy in the amount of $1 million, a standard term accidental death policy in the amount of $1 million, a long-term disability policy providing an annual disability payment equal to 125% of his base salary and coverage for him and the dependent members of his family under the Company's medical and dental policies. Pursuant to his employment agreement, Mr. Thompson was also granted a bonus in the form of non-qualified options to purchase 500,000 shares of the Company's Common Stock (750,000 shares after giving effect to the three-for-two stock split in May 1996) and additional non-qualified options to purchase 447,300 shares of the Company's Common Stock to assist him in providing for federal and state income taxes payable as a result of such bonus options and in recognition of the fact that the Company may benefit from federal and state tax deductions as a result. In the event of a Severance Termination of the Chief Operating Officer, the Company is obligated to pay Mr. Thompson two years' base salary plus an amount equal to his performance bonuses over the preceding eight quarters. In addition, all options that are scheduled to vest on the next anniversary of Mr. Thompson's employment shall vest as of the Severance Termination and all options exercisable as of such date shall remain exercisable for 12 months following such date; provided, however, in the event of certain changes in control that are not approved by the Board of Directors, all options shall immediately vest and remain exercisable for the entire remaining term of the option.

         Other members of senior management are participants in the Company's Performance Bonus Plan which awards annual bonuses measured by the Company's return on equity. For a description of that plan, see "Report of the Compensation Committee on Executive Compensation" attached as Exhibit "A" to this Proxy Statement.


SECTION 401(K) PLAN

         The Company has a tax-qualified cash or deferred profit sharing plan (the "401(k) Plan") covering all employees over the age of 21 who have completed six months of service with the Company prior to a plan entry date. Pursuant to the 401(k) Plan, eligible employees may make salary deferral (before-tax) contributions of up to 25% of their compensation per plan year up to a specified maximum contribution as determined by the Internal Revenue Service. The 401(k) Plan also includes provisions which authorize the Company to make discretionary contributions. Such contributions, if made, are allocated among all eligible employees as determined under the 401(k) Plan. The trustees under the 401(k) Plan invest the assets of each participant's account in selected investment options at the direction of such participant.

                               PERFORMANCE GRAPH

         Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the NYSE Stock Market (US Companies) Index and the Index for NYSE/AMEX/NASDAQ Stocks (SIC 6160-6169 US Companies) Mortgage Bankers and Brokers for the period commencing July 1, 1991 and ending on June 30, 1996. The cumulative return of the NASDAQ Stock Market (US Companies) Index and the Index for NASDAQ Mortgage Bankers and Brokers, the indices selected by the Company in last year's proxy statement and prior to the Company's Common Stock being listed on the NYSE, for the period commencing July 1, 1991 and ending on June 30, 1996 was 230.2% and 402.9%, respectively. The information contained in the performance graph shall not be deemed "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing. The stock price performance on the following graph is not necessarily indicative of future stock price performance.


               Comparison of Five Year-Cumulative Total Returns
                            Performance Graph for
                         Aames Financial Corporation


                                    [GRAPH]


                                     LEGEND

CRSP TOTAL RETURNS INDEX FOR:                           06/28/91    06/30/92    06/30/93    06/30/94    06/30/95    06/28/96
----------------------------                            --------    --------    --------    --------    --------    --------

Aames Financial Corporation                                             95.5       107.0        93.8       206.4       618.5
NYSE Stock Market (US Companies)                            95.6       108.7       125.1       126.3       155.2       195.5
NYSE/AMEX/NASDAQ Stocks (SIC 6160-6169 US Companies)        85.6       118.2       160.8       166.9       195.9       267.1
Mortgage Bankers and Brokers

NOTES:
------

    A.  The lines represent monthly index levels derived from compounded daily returns that include all dividends.
    B.  The indexes are reweighted daily, using the market capitalization on the previous trading day.
    C.  If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
    D.  the index level for all series was set to $100.0 on 12/03/91.

                    PROPOSAL TO APPROVE THE ADOPTION OF THE
             AAMES FINANCIAL CORPORATION 1996 STOCK INCENTIVE PLAN

INTRODUCTION

         The proposed Aames Financial Corporation 1996 Stock Incentive Plan (the "1996 Plan") was adopted by the Company's Board of Directors effective as of September 12, 1996, subject to the approval of the 1996 Plan by the stockholders of the Company. The 1996 Plan supplements the Company's 1995 and 1991 Stock Incentive Plans and provides for the grant of stock awards to selected directors, officers, employees and consultants of the Company and its subsidiaries. The Board of Directors believes that, in light of the Company's significant growth and the acquisition of One Stop Mortgage, Inc., it is appropriate to have additional shares available for the grant of stock awards to directors, officers, employees and consultants. At September 30, 1996, approximately 1,000 persons were eligible to participate in the 1996 Plan. Subject to adjustment for stock splits, stock dividends and other similar events, 1,000,000 shares of the Common Stock, par value $.001 per share, of the Company (the "Common Stock") shall be reserved for issuance under the 1996 Plan. As of September 30, 1996, no awards had been granted under the 1996 Plan. If (i) current outstanding options under the Company's other stock option plans and arrangements were exercised (1,542,245 shares), (ii) shares of Common Stock currently available for future option grant under the Company's other stock option plans were granted and exercised (135,279 shares), and (iii) the shares of Common Stock reserved for issuance under the 1996 Plan were granted and exercised (1,000,000 shares), such shares would constitute approximately 14.5% of the then outstanding shares of Common Stock.

         The following sections summarize the principal features of the 1996 Plan, a copy of which is attached as Exhibit "B" to this Proxy Statement. Although this Proxy Statement contains a summary of the principal features of the 1996 Plan, this summary is not intended to be complete and reference should be made to Exhibit "B" to this Proxy Statement for the complete text of the 1996 Plan.

PURPOSE

         The purpose of the 1996 Plan is to advance the interests of the Company and its stockholders by strengthening the Company's and its subsidiaries' ability to obtain and retain the services of the types of directors, officers, employees and consultants who will contribute to the Company's long term success and to provide incentives which are linked directly to increases in stock value which will inure to the benefit of all stockholders of the Company.

ADMINISTRATION

         The 1996 Plan will be administered by a committee of the Company's Board of Directors (the "Committee") consisting of two or more directors, each member of which is a Non-Employee Director (as defined in Rule 16b-3 promulgated under the Exchange Act); and an Outside Director (as defined in
Section 162(m) of the Code). Subject to the provisions of the 1996 Plan, the Committee will have full and final authority to select the persons to whom awards will be granted thereunder, to grant the awards and to determine the terms and conditions of the awards and the number of shares to be issued pursuant thereto.

ELIGIBILITY AND NONDISCRETIONARY GRANTS

         The 1996 Plan provides that awards may be granted to Outside Directors who are designated as eligible persons by the Board of Directors, other Outside Directors (subject to the limitations described below), officers (including officers who are directors), employees and consultants of the Company and its subsidiaries and parent companies. Outside Directors shall be entitled to receive the following: (i) a nondiscretionary grant of a nonqualified stock option to purchase 10,000 shares of Common Stock upon the Outside Director's election or appointment to the Board of Directors, and (ii) for so long as the Outside Director remains on the Board of Directors, an annual nondiscretionary grant on the date of the Company's annual meeting of stockholders of nonqualified stock options to purchase 1,500 shares of Common Stock. All options granted to the Outside Directors shall have an exercise price equal to 100% of the fair market value of the shares on the date of grant and shall vest over a three year period. Unless designated "eligible persons," Outside Directors are not eligible for additional grants. On the date the 1996 Plan was adopted by the Board of Directors, Messrs. Cerrell and Holt and Dr. Kinder were the only Outside Directors of the Company.

AWARDS

         The 1996 Plan authorizes the Committee to enter into any type of arrangement with an eligible person that, by its terms, involves or might involve the issuance of (i) shares of Common Stock, (ii) an option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege at a price related to the Common Stock, or
(iii) any other security or benefit with a value derived from the value of the Common Stock. The maximum number of shares with respect to which options or rights may be granted under the 1996 Plan to any eligible person during any fiscal year is 750,000, subject to certain adjustments to prevent dilution.

         Awards under the 1996 Plan are not restricted to any specified form or structure and may include arrangements such as sales, bonuses and other transfers of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock or securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares. An award may consist of one such arrangement or two or more such arrangements in tandem or in the alternative. Awards which are in the form of stock options may be tax-benefited incentive stock options or nonqualified stock options that are not tax-benefited. See "Federal Income Tax Treatment," below. An award may provide for the issuance of Common Stock for any lawful consideration, including services rendered or, to the extent permitted by applicable state law, to be rendered. Currently, Delaware law does not permit the issuance of common stock for services to be rendered.

         Unless otherwise expressly determined by the Committee, awards granted under the 1996 Plan to eligible persons will include a provision accelerating the receipt of benefits automatically upon the occurrence of certain specified events, including an acquisition of a specified percentage of the voting power of the Company or a dissolution, liquidation, merger, reclassification, sale of substantially all of the property and assets of the Company or other significant corporate transaction.

         An award under the 1996 Plan may permit the recipient to pay all or part of the purchase price of the shares of Common Stock or other property issuable pursuant to the award, and/or to pay all or part of the recipient's tax withholding obligations with respect to such issuance, by delivering previously owned shares of capital stock of the Company or other property, or by reducing the amount of shares or other property otherwise issuable pursuant to the award. Unless otherwise expressly determined by the Committee, all awards granted to executive officers and directors of the Company shall provide for such rights. If an option granted under the 1996 Plan permits the recipient to pay for the shares issuable pursuant thereto with previously owned shares, the recipient may be able to "pyramid" his or her previously owned shares, i.e., to exercise an option in successive transactions, starting with a relatively small number of shares and, by a series of exercises using shares acquired from the immediately preceding transaction to pay the purchase price of the shares acquired in the immediately subsequent transaction, thereby facilitating the exercise of an option for a larger number of shares with no more investment than the original share or shares delivered.

         Other than with respect to nondiscretionary grants made to Outside Directors, the Committee, in the exercise of its sole discretion, shall determine the vesting schedule associated with each award; provided, however, that, unless otherwise expressly determined by the Committee, an award granted to an executive officer of the Company shall vest in four equal annual installments commencing on the first anniversary of the date of grant of such award.

         The Committee, in the exercise of its sole discretion, may permit participants in the 1996 Plan to assign or transfer their awards and their rights and interests therein; provided, however that awards granted in the form of incentive stock options shall only be transferable to the extent permitted by the Code.

PLAN DURATION

         Subject to its adoption by the stockholders of the Company, the 1996 Plan will become effective as of September 12, 1996; and no shares of Common Stock may be issued or sold under the 1996 Plan until it has been approved by the stockholders. No awards may be granted under the 1996 Plan after September 11, 2006, although any award that was duly granted on or prior to such date may thereafter be exercised or settled in accordance with its terms.

ADJUSTMENTS

         The 1996 Plan contains a provision which provides that equitable adjustments, as determined by the Committee, shall be made in the awards and in the maximum number of options and rights that may be granted to any eligible person in the event of any change in the number of issued shares of Common Stock or other securities then subject to the 1996 Plan which results from any stock split, reverse stock split, stock dividend, recapitalization, merger, consolidation, combination, exchange or other similar corporate change.

AMENDMENTS

         The Committee may amend or terminate the 1996 Plan at any time and in any manner, subject to the following: (i) no recipient of any award may, without his or her consent, be deprived of any of his or her rights thereunder or with respect thereto as a result of such amendment or termination; and (ii) if any rule or regulation promulgated by the SEC, the Internal Revenue Service or any national securities exchange or quotation system upon which any of the Company's securities are listed requires that any such amendment be approved by the Company's stockholders, then such amendment will not be effective until it has been approved by the Company's stockholders.


FEDERAL INCOME TAX TREATMENT

         The following general discussion of federal income tax consequences is only a summary of principal considerations based upon the tax laws and regulations of the United States existing as of the date hereof, all of which may be subject to modification or change at any time, in some cases retroactively. This discussion is also qualified by certain exceptions and the particular circumstances of individual optionees, which may substantially alter or modify the consequences herein discussed. Optionees, in addition, may be subject to state and estate or other taxation.

         The 1996 Plan does not constitute a qualified retirement plan under
Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit sharing plan funded by the employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

         Incentive Stock Options ("ISOs"). With respect to ISOs granted under the 1996 Plan, an optionee generally will not recognize any income upon the grant or the exercise of the option. Upon a subsequent disposition of the stock, the optionee will generally recognize long-term capital gain or loss equal to the difference between the amount paid for the stock and the amount realized on its disposition, provided that the stock is not disposed of for at least two years from the date the option is granted and for at least one year from the date the stock is transferred to the optionee.

         If the stock received pursuant to the exercise of an ISO is disposed of prior to the aforementioned two-year or one-year periods (a "disqualifying disposition"), the optionee will generally recognize ordinary compensation income upon the making of such disqualifying disposition, in an amount equal to the lesser of (i) the fair market value of the option shares on the exercise date, minus the exercise price, and (ii) the amount realized on the disposition, minus the exercise price. Any amount realized upon disposition in excess of the fair market value of the shares on the date of exercise will generally be treated as long-term or short-term capital gain, depending upon whether the shares have been held for more than one year.

         If an optionee exercises an ISO, in whole or in part, with previously acquired stock of the Company, the exchange will not affect the ISO treatment of the exercise. Upon such exchange, and except as otherwise described herein, no gain or loss is recognized by the optionee upon delivering previously acquired stock to the Company, and the shares of stock received by the optionee, equal in number to the previously acquired shares of stock exchanged therefor, will have the same tax basis and holding period for long-term capital gain purposes as such previously acquired stock. (The optionee will not, however, be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements.) Shares of stock received by an optionee in excess of the number of such previously acquired shares of stock will have a tax basis of zero and a holding period which commences as of the date of exercise. If the exercise of an ISO is effected using stock previously acquired through the exercise of an ISO, the exchange of such previously acquired shares of stock will be considered a disposition of such stock for the purpose of determining whether a disqualifying disposition has occurred.

         When the optionee exercises an ISO granted under the 1996 Plan, the difference between the exercise price paid and the then fair market value of the stock will constitute an "item of adjustment" which may subject the optionee to the alternative minimum tax ("AMT") imposed by Section 55 of the Code. However, if a disqualifying disposition occurs in the year in which the option is exercised, the maximum amount that will be included as AMT income is the gain realized on the disposition of the stock. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disposition will not be considered income for AMT purposes. In addition, the basis of the stock for determining gain or loss for AMT purposes will be the exercise price for the stock, increased by the amount that the AMT income was increased due to the earlier exercise of the ISO.

         The Company will generally not be entitled to any federal income tax deduction with respect to ISOs granted or exercised under the 1996 Plan. However, if the optionee makes a disqualifying disposition, then the Company generally will be entitled to a deduction in the year of such disqualifying disposition in an amount equal to the income includable by the optionee with respect to the transaction.

         Nonqualified Stock Options. An optionee who is granted an option or similar right to acquire Common Stock under the 1996 Plan that does not qualify for ISO treatment (a "nonqualified stock option") will not realize any income upon the grant of such option, but generally will realize ordinary income when the nonqualified stock option is exercised. The amount of income to be recognized by the optionee is equal to the difference between the amount paid for the stock and the fair market value of the stock received. The ordinary income received will constitute compensation for which tax withholding may be required.

         If, however, a profitable sale of the stock subject to a nonqualified stock option under the 1996 Plan could subject the optionee to suit under
Section 16(b) of the Exchange Act, then such optionee will generally recognize ordinary income on the date when such optionee is no longer subject to such liability (or, if earlier, six months from the transfer of the stock to the optionee) in an amount equal to the fair market value of the shares on such date less the exercise price. However, the optionee may elect within thirty days of the date of exercise to recognize ordinary income as of the date of exercise.

         Shares received pursuant to the exercise of a nonqualified stock option granted under the 1996 Plan will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares received generally will begin on the date of exercise or other relevant date. Upon the subsequent sale of such shares, the optionee will generally recognize long-term or short-term capital gain or loss, depending upon whether the shares have been held for more than one year (and provided that the shares constitute capital assets in the hands of the selling stockholder), in an amount equal to the difference between the selling price and the stockholder's tax basis in the shares sold.

         If an optionee exercises a nonqualified stock option, in whole or in part, with previously acquired stock of the Company, the optionee will recognize ordinary income in the amount by which the fair market value of the stock received by the optionee exceeds the exercise price. The optionee will not recognize gain or loss upon delivering such previously acquired stock to the Company. Shares of stock received by an optionee, equal in number to the previously acquired shares of stock exchanged therefor, will have the same tax basis and holding period as such previously acquired stock. Shares of stock received by an optionee in excess of the number of such previously acquired shares of stock will have a tax basis equal to the fair market value of such additional shares of stock as of the date ordinary income is received, and the holding period for such additional shares of stock will commence as of the date of exercise or such other relevant date.

         With respect to the grant and exercise of nonqualified stock options under the 1996 Plan, the Company generally will be entitled to a federal income tax deduction in its tax year within which the optionee recognizes income (that is, the taxable year of the Company in which or with which the optionee's taxable year of income recognition ends) equal to the amount of income recognized by the optionee.

         Restricted Stock. Awards to eligible persons under the 1996 Plan may include sales, bonuses or other grants of shares that are subject to restrictions or vesting schedules. The recipient generally will not be taxed until the restrictions on such shares expire or are removed, at which time he or she will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares at that time over the purchase price. However, the optionee may elect within thirty days of the date of receipt of the restricted shares to recognize ordinary income as of the date of receipt, and the Company will be entitled to a deduction, on the date of the optionee's receipt of the restricted shares, equal to the excess of the fair market value of the shares on that date over the purchase price.

         Miscellaneous Awards. Awards may be granted under the 1996 Plan that do not fall clearly into the categories described above. The federal income tax treatment of these awards will depend upon their specific terms.

         Withholding. Generally, the Company will be required to make arrangements for withholding applicable taxes with respect to ordinary income recognized by an employee in connection with awards made under the 1996 Plan. Special rules will apply in cases where the recipient of an award pays the exercise or purchase price of the award or applicable withholding tax obligations by delivering previously owned shares or by reducing the number of shares otherwise issuable pursuant to the award. Such delivery of shares will in certain circumstances result in the recognition of income with respect to such shares.

         Golden Parachute Payments. The terms of the agreements pursuant to which specific awards are made to eligible persons under the 1996 Plan may provide for accelerated vesting or payment of an award in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Code. Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any "excess parachute payment" and the Company will be denied any deduction with respect to such payment.

BOARD RECOMMENDATION AND REQUIRED VOTE

         The Board of Directors has unanimously approved the adoption of the 1996 Plan. The 1996 Plan is submitted for approval by a majority of the shares of Common Stock present in person or represented by Proxy and entitled to vote at the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ADOPTION OF THE AAMES FINANCIAL CORPORATION 1996 STOCK INCENTIVE PLAN.

          PROPOSAL TO APPROVE THE ANNUAL PERFORMANCE BONUS PROVISIONS
                  IN THE EMPLOYMENT AGREEMENT OF GARY K. JUDIS


         In November 1995, the Compensation Committee of the Board approved a new employment agreement (the "New Agreement") for Mr. Gary K. Judis, Chief Executive Officer of the Company, the performance bonus provisions of which are effective January 1, 1997. For more information on the New Agreement, see "Executive Compensation--Employment Agreements." Stockholder approval of the annual performance bonus provisions of the New Agreement is required in order for amounts paid thereunder not to be subject to the deduction limitation of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

         Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year. Section 162(m), however, does not disallow a federal income tax deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders. The Company has structured the annual performance bonus provisions of the New Agreement with the intention that compensation resulting therefrom would be qualified "performance-based compensation."

         One of the purposes of the New Agreement is to provide incentives to Mr. Judis to dedicate himself to the financial success of the Company as measured based on objective financial criteria. To this effect, the annual performance bonus provisions of the New Agreement provide for an annual cash bonus to Mr. Judis. The New Agreement entitles Mr. Judis to a performance bonus measured by the return on average equity during the relevant period. For the last two fiscal quarters of fiscal 1997, Mr. Judis will be entitled to an annual performance bonus in the amount of $120,000 (the "Payment Amount") for every percentage point for which return on average equity exceeds fifteen percent for the fiscal year (the "Target ROE"). The performance bonus will be paid quarterly based on each quarter's results with an adjustment at the end of the fiscal year based upon the audited financial statements of the Company. (The annual performance bonus for fiscal 1997 as computed above will be reduced by one-half for the 1997 fiscal year as a whole, reflecting the effective date of this provision occurring one-half way through the 1997 fiscal year.) The Payment Amount and Target ROE for fiscal years following fiscal 1997 will be determined by the Board's Compensation Committee prior to the commencement of any fiscal year. However, the Payment Amount for Mr. Judis will not exceed $120,000 for every percentage point for which return on average equity exceeds Target ROE, and the Target ROE for Mr. Judis will not be less than fifteen percent for any fiscal year during the term of his New Agreement.

         The computations and payment of the performance bonus will be as provided in the Company's Performance Bonus Plan. Under that Plan, return on average equity is defined as net income of the Company excluding (i) extraordinary gains and losses (ii) charges resulting from the early termination of the Company's lease for its current headquarters office, and
(iii) charges, costs and expenses resulting from acquisitions of other businesses which are accounted for as pooling-of-interests transactions. Average equity, for purposes of the Company's Performance Bonus Plan, is the average equity from the beginning of the fiscal year immediately preceding the year for which the bonus is payable until the quarter end preceding each quarterly payment. Mr. Judis will not earn any performance bonus if the return on average equity does not exceed fifteen percent. For a discussion of the factors considered by the Compensation Committee in arriving at the formula for determining the performance bonus, see "Report of the Compensation Committee on Executive Compensation --Chief Executive Compensation."

         The annual performance bonus provisions of the New Agreement is submitted for approval by a majority of the shares of Common Stock present in person or represented by Proxy and entitled to vote at the Meeting. In the event the stockholders do not approve the annual performance bonus provisions of the New Agreement, the provisions will not take effect, and the Compensation Committee would consider alternative bases upon which to compensate Mr. Judis.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PERFORMANCE BONUS PROVISIONS.

                     PROPOSAL TO RATIFY THE APPOINTMENT OF
                            INDEPENDENT ACCOUNTANTS

         The Audit Committee of the Board of Directors has appointed Price Waterhouse LLP to serve as independent accountants of the Company to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 1997. Price Waterhouse LLP has audited the
Company's financial statements annually since 1990.    Representatives of Price
Waterhouse LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so and will respond to appropriate questions from stockholders.

         Approval of the ratification of appointment of Price Waterhouse LLP for fiscal 1997 will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by Proxy and entitled to vote at the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP.

                           PROPOSALS OF STOCKHOLDERS

         A proper proposal submitted by a stockholder for presentation at the Company's 1997 Annual Meeting and received at the Company's executive offices no later than June 8, 1997, will be included in the Company's Proxy Statement and form of Proxy relating to the 1997 Annual Meeting.


                                 OTHER MATTERS

         The Board of Directors is not aware of any matter to be acted upon at the Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying Proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the Meeting, however, the Proxy holders will vote thereon in accordance with their best judgment.


                         ANNUAL REPORT TO STOCKHOLDERS

         The Company's Annual Report for the fiscal year ended June 30, 1996 was mailed to stockholders in advance of this Proxy Statement and is not to be considered part of the soliciting material.


                              REPORT ON FORM 10-K

         THE COMPANY UNDERTAKES, UPON WRITTEN REQUEST, TO PROVIDE, WITHOUT CHARGE, TO EACH PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT EXCLUDING EXHIBITS THERETO. REQUESTS SHOULD BE ADDRESSED TO AAMES FINANCIAL CORPORATION, 3731 WILSHIRE BOULEVARD, 10TH FLOOR, LOS ANGELES, CALIFORNIA 90010, ATTN: CHIEF FINANCIAL OFFICER.

DATED:  October  8, 1996                   ON BEHALF OF THE BOARD OF DIRECTORS


                                           Bobbie J. Burroughs
                                           Secretary

                                                                     EXHIBIT "A"

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

         The following report of the Compensation Committee of the Board of Directors shall not be deemed to be incorporated by reference into any previous filing by the Company under either the Securities Act of 1933, as amended ("Securities Act"), or the Securities Exchange Act of 1934, as amended ("Exchange Act"), that incorporates future Securities Act or Exchange Act filings in whole or in part by reference.

         The Compensation Committee of the Board of Directors is currently comprised of Mr. Joseph Cerrell and Dr. Melvyn Kinder who are non-employee directors of the Company. From July 1, 1995 through January 1996, the Compensation Committee consisted of Messrs. Thompson and Cerrell, who at that time were both non-employee directors of the Company. In January 1996, Mr. Holt became a member of the Compensation Committee and Mr. Thompson resigned as a member.

         The Company's Executive Compensation program consists of three main components: (1) base salary; (2) performance compensation based on Company performance; and (3) stock options to provide long-term incentives for performance and to align executive officer and stockholder interests. During fiscal 1996, the Compensation Committee, with the assistance of an outside consultant, reviewed the Company's executive compensation arrangements and, as disclosed below, approved a performance bonus plan which is based on return on average equity. During fiscal 1996, the Compensation Committee also approved the compensation arrangements with Mr. Thompson to serve as Chief Operating Officer of the Company and reviewed and modified the compensation arrangements with Mr. Judis as Chief Executive Officer. See "Executive Compensation-- Employment Agreements."


EXECUTIVE COMPENSATION

         During the first half of fiscal 1996, the base salary for Mr. Witherspoon, the Company's Executive Vice President and Chief Financial Officer, was established under the terms of an employment agreement entered into in 1991 with the approval of the Board of Directors. Upon the expiration of his employment agreement on December 31, 1995, Mr. Witherspoon's base compensation was established by the Compensation Committee on the same basis that it determines base salary for other executive officers. The base salary for Mr. Thompson, the Company's Chief Operating Officer, was established under the terms of an employment agreement entered into in March 1996 with the approval of the Compensation Committee. In determining base salaries for Mr. Thompson and the other executives for fiscal 1996, the Compensation Committee considered the recommendations of the consultant and management, as well as the Company's earnings, growth in revenues and servicing spread, individual performance and achievement, areas of responsibilities, position, tenure and internal comparability.

         Prior to the establishment of the Company's performance bonus plan, see "--Performance Bonus Plan" below, executive officers of the Company were eligible for annual bonuses which were primarily based on the income of the Company. Under the terms of his employment agreement, Mr. Witherspoon was entitled to a cash bonus equal to two percent of the Company's pre-tax income before non-discretionary bonuses.

         The Compensation Committee believes that it is important for key employees to have long-term incentives through an equity interest in the Company. Accordingly, from time to time, the Company has granted key employees stock options pursuant to the Company's stock option arrangements. As of June 30, 1996, eight of the Company's key employees (excluding the Company's Chief Executive Officer) held options to acquire 1,450,370 shares of the Company's Common Stock. Included in that total are 1,197,300 shares granted to Mr. Thompson upon his becoming Chief Operating Officer of the Company. The Compensation Committee believes that the grant of the options to Mr. Thompson provided the appropriate level of long-term incentive to foster continued strong growth in stockholder values.

PERFORMANCE BONUS PLAN

         In October, 1995, the Compensation Committee adopted the Performance Bonus Plan which for executives, other than those primarily responsible for the origination and purchase of loans, provides for a performance-based cash bonus equal to a specified dollar level (the "Payment Amount") for every percentage point for which return on average equity exceeds a specified return (the "Target ROE"). For fiscal 1996, the Target ROE was set at fifteen percent. In choosing a base or threshold level of performance of return on average equity, the Compensation Committee considered the historical return on equity and
comparative information provided by the consultant.    The Compensation
Committee believes that a fifteen percent return is generally perceived as a good return on equity for a financial services company, and only performance in excess of a good return should be rewarded through the performance-based compensation program. Further, for fiscal 1996, return on average equity was calculated based on the Company's net income as reported under generally accepted accounting principles divided by average stockholders' equity throughout the fiscal year. Performance plan participants are each given a different Payment Amount based on the participant's contribution to and impact upon the success of the Company. For fiscal 1996, the range in Payment Amounts for plan participants was from $4,000 to $45,000. For fiscal 1997, the computation of the performance-based compensation has been amended to exclude certain charges resulting from the early termination of the Company's lease for its headquarters office and resulting from the acquisition of One Stop Mortgage, Inc. Further, for fiscal 1997, average equity will be computed over the prior two years. See "--Executive Compensation--Chief Executive Officer."


EXECUTIVE COMPENSATION--CHIEF EXECUTIVE OFFICER

         The compensation of the Company's Chief Executive Officer for 1996 was based on an employment agreement between Mr. Judis and the Company entered into in 1991 (the "Existing Compensation Arrangement"). The Existing Compensation Arrangement, which expires on December 31, 1996, provides that, in addition to a base annual salary of $490,050, Mr. Judis will receive an annual bonus equal to 7.5% of the Company's pre-tax net income (prior to his bonus and prior to any extraordinary charges).

         The Compensation Committee believes that the compensation arrangements with Mr. Judis meet the Company's overall approach to performance-related executive compensation and its goal of retaining and motivating a highly-qualified Chief Executive Officer responsible for setting and implementing the strategic direction which has enabled the Company to perform at a very high level. The Existing Compensation Arrangement aligns management and stockholder interest by linking a substantial portion of Mr. Judis's cash compensation to pre-tax earnings, with the result that the Chief Executive Officer compensation improves directly in relation to improved Company profitability.

         Early in fiscal 1996, the Compensation Committee began discussions with Mr. Judis concerning a new compensation arrangement to be effective after the expiration of the Existing Compensation Arrangement on December 31, 1996. The Compensation Committee determined that it would be in the best interest of the Company to enter into a new compensation arrangement with Mr. Judis prior to the expiration of the Existing Compensation Arrangement. By entering into the compensation arrangement prior to the expiration of the Existing Compensation Arrangement, the performance-based compensation provisions included in the New Agreement (as defined below) could be submitted for approval of the stockholders at the Meeting. See "Proposal to Approve the Annual Performance Bonus Provisions in the Employment Agreement of Gary K. Judis."

         At the Compensation Committee's meeting in November 1995, an agreement was reached with Mr. Judis as to the terms of a new five-year employment agreement, the compensation provisions of which will be effective January 1, 1997 (the "New Agreement"). The Compensation Committee determined that an increase in base salary from $490,050 to $850,000 was appropriate, as Mr. Judis's base salary had not been increased since 1994. The performance bonus and long-term incentive provisions incorporated into the New Agreement are:
(1) a performance bonus to be determined pursuant to the Company's Performance Bonus Plan, and (2) the grant to Mr. Judis of stock options under the Company's stock option plans as determined by the Compensation Committee from time to time.

         Under his New Agreement, Mr. Judis is entitled to a performance bonus under the Company's Performance Bonus Plan with a Payment Amount of $120,000 for each percentage point for which return on average equity exceeds the Target ROE of fifteen percent.

         As under his Existing Compensation Arrangement, Mr. Judis is entitled to stock options granted by the Compensation Committee from time to time under the Company's stock option plans. The purpose of the Company's stock option plans is to attract, retain and award executive officers and directors and to furnish incentives to improve operations, increase profits and positively impact the Company's long-term performance. Consistent with these objectives, the Compensation Committee approved in fiscal 1996 the grant of 291,188 options to Mr. Judis under the Company's stock option plans.

STATEMENT REGARDING TAX POLICY COMPLIANCE.

         Section 162(m) of the Code limits the deductible allowable to the Company for compensation paid to the chief executive officer and each of the four other most highly compensated executive officers to $1 million. Qualified performance-based compensation is excluded from this limitation if certain requirements are met, including receipt of stockholder approval or if amounts are paid pursuant to a written contract that was in effect on February 17, 1993 and not subsequently materially modified. Because the Existing Compensation Arrangement was entered into prior to this date, the compensation paid to Mr. Judis has not been subject to this limit. The Compensation Committee believes that the compensation arrangements with Mr. Judis under the New Agreement, subject to receiving stockholder approval of the performance-based bonus payable under the New Agreement and the Company's 1996 Stock Incentive Plan, will allow continued deductibility of the incentive compensation and stock option components of Mr. Judis's compensation. The Company's policy is generally to preserve the federal income tax deductibility of compensation paid, to the extent feasible. Notwithstanding the Company's policy to preserve federal income tax deductibility of compensation payments, under certain circumstances, the Compensation Committee, in its discretion, may authorize payments, such as salary, bonuses or otherwise that may cause an executive officer's income to exceed the deductible limits.



Compensation Committee:                            Joseph Cerrell, Chairman
                                                   Melvyn Kinder

                                                                     EXHIBIT "B"

                          AAMES FINANCIAL CORPORATION
                           1996 STOCK INCENTIVE PLAN


1.       PURPOSE OF THE PLAN.

         The name of this plan is the Aames Financial Corporation 1996 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to enable Aames Financial Corporation, a Delaware corporation (the "Company"), and any parent company of and/or any subsidiary of the Company to obtain and retain the services of the types of directors, officers, employees and consultants who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.


2.       ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee") consisting of two or more directors, each of whom shall be both a "Non-Employee Director," as that term is defined in Rule 16b-3(b) of the Rules and Regulations (the "Rules") of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations of the Internal Revenue Service adopted thereunder, as such Rules and such Section and regulations may from time to time be amended or interpreted. Members of the Committee shall serve at the pleasure of the Board of Directors of the Company.

         The Committee shall have all the powers vested in it by the terms of the Plan, including exclusive authority, (i) to select from among eligible directors, officers, employees and consultants those persons to be granted "Awards" (as defined below) under the Plan; (ii) to determine the type, size and terms of individual Awards (which need not be identical) to be made to each eligible director, officer, employee and/or consultant selected; (iii) to determine the time when Awards will be granted and to establish objectives and conditions (including, without limitation, vesting and performance conditions), if any, for earning Awards; (iv) to amend the terms or conditions of any outstanding Award, subject to applicable legal restrictions and to the consent of the other party to such Award; (v) to determine the duration and purpose of leaves of absences which may be granted to holders of Awards without constituting termination of their employment for purposes of their Awards; (vi) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; and (vii) to make any and all other determinations which it determines to be necessary or advisable in the administration of the Plan. The Committee shall have full power and authority to administer and interpret the Plan and to adopt, amend and revoke such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee's interpretation of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee of the Company or any parent company or any subsidiary of the Company.


3.       PERSONS ELIGIBLE UNDER THE PLAN.

         Any person who is a director, officer, employee or consultant of the Company, or of any current or future parent company or subsidiary of the Company (an "Employee"), shall be eligible to be considered for the grant of Awards under the Plan; provided, however, that Outside Directors who are not expressly declared to be eligible to participate in the Plan shall only be permitted to receive the Awards described in Section 5 of the Plan; and provided, further, that only employees of the Company and of any current or future parent or subsidiary of the Company shall be eligible to receive Awards in the form of Incentive Stock Options (as hereinafter defined) under the Plan.

4.       AWARDS.

         (a) Common Stock and Derivative Security Awards. Awards authorized under the Plan shall consist of any type of arrangement with an Employee that is not inconsistent with the provisions of the Plan and that, by its terms, involves or might involve or be made with reference to the issuance of (i) shares of the Common Stock, par value $0.001 per share, of the Company (the "Common Stock") or (ii) a "derivative security" (as that term is defined in Rule 16a-1(c) of the Rules) with an exercise or conversion price related to the Common Stock or with a value derived from the value of the Common Stock.

         (b) Types of Awards. Awards are not restricted to any specified form or structure and may include, but need not be limited to, sales, bonuses and other transfers of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock or securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, or any other type of Award which the Committee shall determine is consistent with the objectives and limitations of the Plan. An Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

         (c) Consideration. Common Stock may be issued pursuant to an Award for any lawful consideration as determined by the Committee, including, without limitation, services rendered, or to the extent permitted by applicable state law, to be rendered by the recipient of the Award, or the delivery of a promissory note or other deferred payment obligation by the Employee. With respect to an Award under which shares of the Common Stock are or may in the future be issued for any other type of consideration, the amount of such consideration shall be at least equal to the amount (such as the par value of such shares) required under applicable state law to be received by the Company.

         (d) Guidelines. The Committee may adopt, amend or revoke from time to time written policies implementing the Plan. Such policies may include, but need not be limited to, the type, size and term of Awards to be made to participants and the conditions for payment of such Awards.

         (e) Terms and Conditions. Subject to Section 4(f) and the other provisions of the Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted pursuant to the Plan, which terms and conditions may include, among other things:

                 (i) any provision necessary for such Award to qualify as an incentive stock option under Section 422 of the Code (an "Incentive Stock Option"); and

                 (ii) a provision permitting the recipient of such Award to pay the purchase price of the Common Stock or other property issuable pursuant to such Award, or to pay such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of capital stock of the Company (including "pyramiding") or other property, or by reducing the number of shares of Common Stock or the amount of other property otherwise issuable pursuant to such Award; provided, however, that, unless otherwise expressly determined by the Committee, all Awards granted to Executive Officers and directors of the Company shall contain provisions allowing for the payment of the total amount of Award exercise prices and all tax withholding obligations by means of the delivery of shares of capital stock of the Company and/or the reduction of the number of shares of Common Stock or the amount of other property otherwise issuable pursuant to an Award.

         (f) Mandatory Terms and Conditions. Unless otherwise expressly determined by the Committee, each Award shall provide that each Employee holding an Award shall be provided with written notice of an imminent Change in Control (as herein defined) and shall have the right during a 10-day period ending on the fifth day prior to such Change in Control to exercise his or her Award, in whole or in part, without regard to any installment provisions under his or her Award agreement; provided, however, that the Employee shall not be deemed to have exercised his or her Award until immediately prior to his or her receipt of the proceeds of such exercise; provided, further, that, with respect to any unaccelerated portion of an Award, at the election of the Employee the effectiveness of such exercise may be conditioned upon the actual occurrence of such Change in Control; provided, further, that any exercise of the Award which except for the occurrence of a Change in Control would not then be exercisable, shall be conditioned upon the actual occurrence of such Change in Control, and if such Change in Control is abandoned or otherwise does not occur, the Employee's exercise of the Award during such 10-day period shall be null and void, and of no force and effect; provided, further, that the Employee shall not be obligated to deliver the exercise price associated with his or her Award, if any, until he or she is informed by the Committee that such delivery is required (which notice shall be given no less than 24 hours prior to the required delivery time) and if such Change in Control is abandoned or otherwise does not occur, the Company will return such exercise price to the Employee without penalty or interest; provided, further, that if the Employee effects such exercise by delivery of shares of Common Stock and/or other property issuable pursuant to an Award, such Common Stock and/or other property shall be held in escrow by the Company until the consummation of the Change in Control; and if such Change in Control is abandoned or otherwise does not occur, the Company will return such Common Stock and/or other property to the Employee without penalty or interest; and provided, further, that upon the consummation of a Change in Control of the type described in sub-paragraph (iii) below, unless expressly assumed by the Resulting Corporation (as herein defined) or parent thereof (if such Resulting Corporation is not the Company), all then outstanding Awards shall terminate and cease to be exercisable. Unless otherwise expressly determined by the Committee, for the purposes of the Plan, a "Change in Control" shall mean the occurrence of any of the following events after the Effective Date (as herein defined):

                 (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
         Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act ("Rule 13d-3")) of 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that neither of the following acquisitions shall constitute a Change in Control: (1) any acquisition by the Company or (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

                 (ii) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the stockholders of the Company, shall be approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; or

                 (iii) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless in connection with such reorganization, merger or consolidation; (1) more than 50% of the combined voting power of the then outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation, which may be the Company (the "Resulting Corporation") entitled to vote generally in the election of directors (the "Resulting Corporation Voting Securities") shall then be owned beneficially, directly or indirectly, by all or substantially all of the Persons who were the beneficial owners of Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation, in substantially the same proportions as their respective ownerships of Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation; (2) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, the Resulting Corporation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the combined voting power of Outstanding Voting Securities) shall own beneficially, directly or indirectly, 20% or more of the combined voting power of the Resulting Corporation Voting Securities; and (3) at least a majority of the members of the Board shall have been members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                 (iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company or (2) sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation (the "Buyer") with respect to which (x) following such sale or other disposition, more than 50% of the combined voting power of securities of Buyer entitled to vote generally in the election of directors ("Buying Voting Securities"), shall be owned beneficially, directly or indirectly, by all or substantially all of the persons who were beneficial owners of the Outstanding Voting Securities immediately prior to such sale or other disposition, in substantially the same proportion as their respective ownership of

         Outstanding Voting Securities, immediately prior to such sale or other disposition; (y) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or Buyer and any Person that shall immediately prior to such sale or other disposition own beneficially, directly or indirectly, 20% or more of the combined voting power of Outstanding Voting Securities), shall own beneficially, directly or indirectly, 20% of more of the combined voting power or, Buyer Voting Securities; and (z) at least a majority of the members of the board of directors of Buyer shall have been members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition or assets of the Company.

         (g) Maximum Awards. An Employee may be granted multiple Awards under the Plan. However, notwithstanding any other provision of the Plan, the maximum number of shares of Common Stock with respect to which options or rights or other Awards may be granted under the Plan to any Employee during any fiscal year shall be 750,000, subject to adjustment as provided in Section 9 of the Plan.

         (h) Suspension or Termination of Awards. If the Board of Directors of the Company determines that an Employee has committed an act of embezzlement, fraud, nonpayment of any obligation owed to the Company or any subsidiary, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or if an Employee makes an unauthorized disclosure of trade secret or confidential information of the Company, engages in any conduct constituting unfair competition, or induces any customer of the Company to breach a contract with the Company, the Committee may terminate the Employee's rights under any then outstanding Award. In making such determination, the Board of Directors of the Company shall act fairly and shall give the Employee a reasonable opportunity to appear and present evidence on his or her behalf at a hearing before a committee of the Board of Directors of the Company; and if the Employee is an Executive Officer, the determination of the Board of Directors of the Company shall be subject to the approval of the Committee.


5.       MANDATORY GRANTS TO OUTSIDE DIRECTORS.

         (a) Mandatory Grants to Outside Directors. Notwithstanding any other provisions of the Plan, the grant of Awards to each Outside Director shall be subject to the following limitations of this Section 5.

                 (i) Upon the initial election or appointment of an Outside Director, the Committee shall grant to such member, at the first meeting of the Committee following the date of such election or appointment, an award in the form of a ten-year Non-Statutory Stock Option (as hereinafter defined) to purchase 10,000 shares of Common Stock.

                 (ii) The Committee shall grant to each Outside Director, effective as of each annual meeting of the Company's stockholders at the conclusion of which the Outside Director still serves as a director of the Company, an award in the form of a ten year Non-Statutory Stock Option to purchase 1,500 shares of Common Stock.

                 (iii)    All Awards granted to Outside Directors under this
         Section 5 shall be exercisable at an exercise price equal to 100% of the Fair Market Value of a share of Stock on the Date of Grant.

                 (iv)     All Awards granted to Outside Directors under this
         Section 5 will vest or become exercisable as follows: 33% of the Award (rounded up to the nearest whole share) shall vest on the first anniversary of the Date of Grant of the Award, and 33% of the Award (rounded up to the nearest whole share) shall vest on the second anniversary of the Date of Grant of the Award, and the remaining portion of the Award shall vest on the third anniversary of the Date of Grant of the Award.

                 (v) Unless otherwise provided in the Plan, all provisions regarding the terms of Awards, other than those pertaining to the vesting of Awards, the number of shares covered by Awards, term and Exercise Price of Awards shall be applicable to the Award granted to Outside Directors under this Section 5.

         (b) Prohibition of Other Grants to Outside Directors. Notwithstanding any other provisions in this Plan, the mandatory grants described in this Section 5 shall constitute the only Awards under the Plan permitted to be made to Outside Directors unless such persons are designated eligible persons by the Board of Directors of the Company.

         (c) Grants Under the Aames Financial Corporation 1995 Stock Incentive Plan. Awards granted under this Section 5 of the Plan are in lieu of and supersede the mandatory grants established for Outside Directors under
Section 5 of the Aames Financial Corporation 1995 Stock Incentive Plan.


6.       SHARES AVAILABLE FOR AWARDS.

         The aggregate number of shares of Common Stock that may be issued or issuable pursuant to all Awards under the Plan (including Awards in the form of Incentive Stock Options and Non-Statutory Options) shall not exceed an aggregate of 1,000,000 shares of Common Stock, subject to adjustment as provided in Section 9 of the Plan; and the aggregate number of shares of Common Stock that may be issued pursuant to all Incentive Stock Options granted under the Plan shall not exceed 1,000,000 shares, subject to adjustment as provided in Section 9 of the Plan. Shares of Common Stock subject to the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares of Common Stock subject to an Award which for any reason expires or is terminated unexercised as to such shares shall again be available for issuance under the Plan. For purposes of this Section 6, the aggregate number of shares of Common Stock that may be issued at any time pursuant to Awards granted under the Plan shall be reduced by: (i) the number of shares of Common Stock previously issued pursuant to Awards granted under the Plan, other than shares of Common Stock subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof received no benefits of ownership, such as dividends; and (ii) the number of shares of Common Stock which were otherwise issuable pursuant to Awards granted under this Plan but which were withheld by the Company as payment of the purchase price of the Common Stock issued pursuant to such Awards or as payment of the recipient's tax withholding obligation with respect to such issuance.


7.       PAYMENT OF AWARDS.

         Subject to the provisions of Section 4(e)(ii) and Section 5 of the Plan, the Committee shall determine the extent to which Awards shall be payable in cash, shares of Common Stock or any combination thereof. The Committee may, upon request of a participant, determine that all or a portion of a payment to that participant under the Plan, whether it is to be made in cash, shares of Common Stock or a combination thereof, shall be deferred. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion.


8.       VESTING.

         Subject to Section 5 of the Plan, the Committee may determine that all or a portion of an Award granted to a participant under the Plan, whether it is to be made in cash, shares of Common Stock or a combination thereof, shall be vested at such times and upon such terms as may be selected by the Committee in its sole discretion; provided, however, that, unless otherwise expressly determined by the Committee, all Awards granted to Executive Officers shall provide for vesting in four annual installments commencing on the first anniversary of the date of the Date of Grant of such Award.


9.       DILUTION AND OTHER ADJUSTMENTS.

         In the event of any change in the outstanding shares of the Common Stock or other securities then subject to the Plan by reason of any stock split, reverse stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, or if the outstanding securities of the class then subject to the Plan are exchanged for or converted into cash, property or a different kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities (other than a regular cash dividend), then, unless the terms of such transaction shall provide otherwise, such equitable adjustments shall be made in the Plan and the Awards thereunder (including, without limitation, appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Incentive Stock Options and other Awards (including mandatory grants to Outside Directors made pursuant to Section 5 of the Plan) theretofore granted under the Plan, (ii) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock Options and other Awards (including mandatory grants to Outside Directors made pursuant to Section 5 of the Plan) thereafter granted under the Plan and (iii) the maximum number of securities with respect to which Awards (including mandatory grants to Outside Directors made pursuant to Section 5 of the Plan) may thereafter be granted to any Employee in any fiscal year) as the Committee determines are necessary or appropriate, including, if necessary, any adjustments in the maximum number of shares referred to in Section 6 of the Plan. Such adjustments shall be conclusive and binding for all purposes of the Plan.


10.      MISCELLANEOUS PROVISIONS.

         (a) Definitions. As used herein, (i) "subsidiary" means any current or future corporation which would be a "subsidiary corporation," as that term is defined in Section 424(f) of the Code, of the Company; (ii) "Executive Officer" means a person holding one of the offices enumerated in Rule 16a-1(f) of the Rules; (iii) "Date of Grant" means the date on which the Committee adopts a resolution expressly granting an Award to an eligible participant in the Plan, or if a different date is set forth in such resolution as the Date of Grant, then such date as set forth in such resolution (iv) "Fair Market Value" per share at any date shall mean (a) if the Common Stock is listed on an exchange or exchanges, or admitted for trading in a market system which provides last sale data under Rule 11Aa3-1 of the General Rules and Regulations of the SEC under the Exchange Act (a "Market System"), the last reported sales price per share on the last business day prior to such date on the principal exchange on which it is traded, or in a Market System, as applicable, or if no sale was made on such day on such principal exchange or in such a Market System, as applicable, the last reported sales price per share on the most recent day prior to such date on which a sale was reported on such exchange or such Market System, as applicable; or (b) if the Stock is not then traded on an exchange or in a Market System, the average of the closing bid and asked prices per share for the Stock in the over-the-counter market as quoted on NASDAQ on the day prior to such date; or (c) if the Stock is not listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Committee; (v) "Outside Director" means a Director who is not (a) a current employee of the Company (or any related entity), (b) a former employee of the Company (or any related entity) who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan), (c) a former officer of the Company (or any related entity), or (d) a consultant or person otherwise receiving compensation or other remuneration, either directly or indirectly, in any capacity other than as a Director; and (vi) "Non-Statutory Stock Option" means an Award in the form of a stock option that is not an Incentive Stock Option; and (vii) the term "or" means "and/or."

         (b) Conditions on Issuance. Securities shall not be issued pursuant to Awards unless the grant and issuance thereof shall comply with all relevant provisions of law and the requirements of any securities exchange or quotation system upon which any securities of the Company are listed, and shall be further subject to approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is determined by Company counsel to be necessary to the lawful issuance and sale of any security or Award, shall relieve the Company of any liability in respect of the nonissuance or sale of such securities as to which requisite authority shall not have been obtained.

         (c) Rights as Stockholder. A participant under the Plan shall have no rights as a holder of Common Stock with respect to Awards hereunder, unless and until certificates for shares of such stock are issued to the participant.

         (d) Assignment or Transfer. Subject to the provisions of the Code concerning Incentive Stock Options, at the discretion of the Committee, Awards under the Plan and rights or interests therein may be assignable or transferable by a participant.

         (e) Agreements. All Awards granted under the Plan shall be evidenced by written agreements in such form and containing such terms and conditions (not inconsistent with the Plan) as the Committee shall from time to time adopt.

         (f) Withholding Taxes. Subject to Section 4(e)(ii) of the Plan, the Company shall have the right to deduct from all Awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such awards and, with respect to awards paid in stock, to require the payment (through withholding from the participant's salary or otherwise) of any such taxes. The obligation of the Company to make delivery of Awards in cash or Common Stock shall be subject to currency or other restrictions imposed by any government authorities.

         (g) No Rights to Award. No Employee or other person shall have any right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or any of its subsidiaries or shall interfere with or restrict in any way the rights of the Company or any of its subsidiaries, which are hereby reserved, to discharge the Employee at any time for any reason whatsoever, with or without good cause.

         (h) Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Company and not charged to any Award nor to any Employee receiving an Award.

         (i) Funding of Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan.


11.      AMENDMENTS AND TERMINATION.

         (a) Amendments. The Committee may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards theretofore made under the Plan. However, with the consent of the Employee affected, the Committee may amend outstanding agreements evidencing Awards under the Plan in a manner not inconsistent with the terms of the Plan.

         (b) Stockholder Approval.   To the extent that Rule 16b-3 of the
Rules, Section 422 of the Code, other applicable law, or the rules, regulations, procedures or listing agreement of any national securities exchange or quotation system, requires that any such amendment to the Plan be approved by the stockholders of the Company, no such amendment shall be effective unless and until it is approved by the stockholders in such a manner and to such a degree as is required.

         (c) Termination. Unless the Plan shall theretofore have been terminated as above provided, the Plan (but not the awards theretofore granted under the Plan) shall terminate on and no awards shall be granted after September 9, 2006.


12.      EFFECTIVE DATE.

         Subject to adoption by the holders of the majority of the Common Stock of the Company, the Plan shall be effective as of September 12, 1996 (the "Effective Date").


13.      GOVERNING LAW.

         The corporate law of Delaware shall govern issues related to the validity and issuance of Common Stock. Otherwise, the Plan and any agreements entered into thereunder shall be construed and governed by the laws of the State of California applicable to contracts made within, and to be performed wholly within, such state.

                                                                    APPENDIX 1

                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT


          This Amended and Restated Employment Agreement (this "Agreement") is made and entered into as of September 12, 1996 by and between AAMES FINANCIAL CORPORATION, a Delaware corporation (the "Company'), and Gary K. Judis, an individual ("Executive").

                              W I T N E S S E T H:

          WHEREAS, Executive and the Company entered into an Employment Agreement as of November 30, 1995 (the "Original Agreement");

          WHEREAS, a review of the terms of the Original Agreement has resulted in a determination that, as drafted, the Original Agreement did not clearly state the intent of the parties; and

          WHEREAS, Executive and the Company desire to amend and restate the Original Agreement for the purpose of more clearly defining intent of the parties and to affect certain other amendments, effective as of November 30, 1995, the date of the Original Agreement.


                                    AGREEMENT

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree as set forth below.

          1. PRIOR EMPLOYMENT AGREEMENT. The Company and Executive are parties to that certain Executive Employment Agreement, dated as of December

22, 1991, (the "Prior Agreement"). Paragraph 3 of the Prior Agreement shall govern the compensation and benefits payable to Executive through December 31, 1996 (the term under the Prior Agreement). Sections 4 and 5 of this Agreement shall become effective on January 1, 1997; provided, however, Sections 4(c), 4(d), 5(f) and 5(g) shall be effective from and after the date hereof. All other sections of this Agreement shall be effective from and after the date hereof.

          2. EMPLOYMENT AND DUTIES. The Company hereby employs Executive to serve as Chief Executive Officer, President and Chairman of the Board of the Company, with the powers and duties customarily accorded to such positions, including those powers and duties set forth in the Bylaws of the Company for such office and such other duties consistent therewith as may be assigned to Executive from time to time by the Board of Directors of the Company (the "Board"). Executive shall report to the Board. Executive shall endeavor in good faith to perform his duties in an efficient, faithful and business-like manner. During the term of his employment, it is intended that Executive also serve as a Director on the Board of Directors of the Company (the "Board") and the Company will take action within its powers to include Executive among the slate of directors proposed to be nominated by the Board at any applicable stockholders meeting.

          3. TERM. The initial term of this Agreement shall begin on the date of the Original Agreement and shall expire on June 30, 2001 unless terminated earlier as set forth in Section 7 hereof or by mutual agreement of the parties hereto (the "Initial Term"). At the expiration of the Initial Term and each anniversary thereafter, the term of this Agreement shall automatically be extended for an additional year (the "Extension Term") unless either party shall have given written notice to the other party at least ninety days prior to the end of the Initial Term or the Extension Term, as the case may be, that it does not desire to extend the term of this Agreement. If Executive's employment under this Agreement is extended for an Extension Term, it shall thereafter or during any Extension Term be terminable (other than upon expiration) only as provided in Section 7 or by mutual agreement of the parties hereto.

          4.   COMPENSATION.

               (a) BASE SALARY. During the term of this Agreement, Executive shall be paid a base salary (the "Base Salary"), payable in accordance with the Company's normal payroll practices. During the Company's 1997 fiscal year, Executive's Base Salary shall be $850,000. The annual Base Salary payable to Executive shall be reviewed at least annually; provided, however, that Executive's Base Salary shall not be reduced below $850,000 per annum during the term of this Agreement.

               (b) PERFORMANCE BONUS. Commencing with the Company's 1997 fiscal year, Executive shall be entitled to participate in the Company's performance bonus plan for executive officers. Under such plan, executives of the Company are currently paid on a quarterly basis a performance bonus (the "Performance Bonus") measured by return on average equity during the relevant period. For the last two fiscal quarters of fiscal 1997, Executive shall be entitled to an annual Performance Bonus in the amount of $120,000 (the "Payment Amount") for every percentage point for which return on average equity exceeds 15% for the fiscal year (the "Target ROE"). The Performance Bonus will be paid quarterly based on each quarter's results with an adjustment at the end of the fiscal year based upon the audited financial statements of the Company. The annual Performance Bonus for fiscal 1997 as computed above shall be reduced by one-half for the 1997 fiscal year as a whole, reflecting the effective date of this provision occurring one-half way through the 1997 fiscal year. The computations and payment of the Performance Bonus shall be as provided in the Company's performance bonus plan. The Payment Amount and Target ROE for fiscal years following fiscal 1997 shall be as determined by the Board's compensation committee prior to the commencement of any fiscal year.


               (c) DISCRETIONARY BONUS. Commencing with the Company's 1997 fiscal year, Executive shall be entitled to a discretionary bonus in an amount (if any) determined by the Compensation Committee of the Board, but in any case which shall not exceed $150,000.

               (d) STOCK BONUS. Executive shall be entitled to continue to receive stock options under the Company's stock option plans with annual awards to be determined by the Compensation Committee of the Board, but in any case in amounts consistent with awards granted prior to the date hereof.

               (e) OPTIONS IN LIEU OF TAX BONUS. To assist Executive in providing for federal and state income taxes payable as a result of the exercise of the Options previously granted to him, and in recognition of the fact that the Company may benefit from federal and state tax deductions as a result therefrom, and in lieu of any cash bonus to provide for such taxes, the Company shall, on the date of this Amended and Restated Employment Agreement, grant Executive non-qualified options to purchase 189,854 shares of the Company's Common Stock (the "Tax Bonus Options"). Of such Tax Bonus Options, 37,971 shall vest on the first anniversary of the date of this Amended and Restated Employment Agreement and the remaining Tax Bonus Options shall vest in 12 equal installments on the first day of each calendar month thereafter commencing on July 1, 1997. The Tax Bonus Options will be exercisable at an exercise price equal to $30.00 (the Closing Price of the Company's Common
Stock on the New York Stock Exchange on June 20, 1996). Once vested, the Tax Bonus Options will remain exercisable by Executive, whether or not Executive remains employed by the Company, until the tenth anniversary of the date of the
initial grant (subject to the effect, if any, of Section 6(a)(x) below).   The
Company shall register the shares of Common Stock issuable upon exercise of the Tax Bonus Options and shall use its best efforts to maintain a current registration statement under the Securities Act of 1933, as amended, in respect of such shares. The Tax Bonus Options shall be issued pursuant to the Company's stock incentive plans maintained for its executives and shall contain standard anti-dilution mechanisms to adjust for stock dividends, stock splits, reverse stock splits, recapitalizations, consolidations and mergers, as are provided therein. All references to number of shares of Common Stock and exercise prices contained in this Section 4(e) refer to the Common Stock of the Company as constituted on June 21, 1996 and the antidilution provisions referred to in the preceding sentence shall apply to any event covered thereby occurring after such date. The Tax Bonus Options and all other options granted to Executive by the Company after the date hereof in connection with the Executive's employment are hereinafter referred to collectively as the "Options."

          5. OTHER EXECUTIVE BENEFITS. During the term of this Agreement, the Company shall provide to Executive benefits commensurate with his position, including each of the following benefits:

               (a) MEDICAL AND DENTAL COVERAGE. During the term hereof, the Company shall pay all medical and dental expenses incurred by Executive on behalf of Executive and his immediate family, regardless of whether such expenses are in excess of those converted under any medical or dental plans maintained b the Company.

               (b) VACATION. Executive shall be entitled to five (5) weeks during each year of employment with the Company thereafter for the term of this Agreement.

               (c) BUSINESS EXPENSES. The Company will pay or reimburse Executive for any out-of-pocket expenses incurred by Executive in the course of providing his services hereunder, which comply with the Company's travel and expense policies adopted from time to time by the Board for the executive officers. In the case of out-of-town travel, Executive shall be entitled to be reimbursed for first class air fare, transfers, accommodations and restaurants for himself and his spouse when she accompanies him. Such reimbursement shall be made by the Company in the same manner and within the same time period as applicable to the other executive officers of the Company.

               (d) AUTOMOBILE. The Company shall provide Executive with the use of a luxury automobile of his choice. On the earlier of significant damage or destruction or attaining two years of age, the Company shall replace such automobile with a new automobile selected by Executive. The Company shall pay all costs of insurance, repair, maintenance and operation of such automobile.

               (e) BENEFIT PLANS. Executive shall be entitled to participate in any pension, profit-sharing, stock option, stock purchase or other benefit plan of the Company now existing or hereafter adopted for the benefit of employees generally or the senior executives of the Company.

               (f) LIFE INSURANCE. Provided the following policies may be obtained at a reasonable cost, the Company shall continue to provide Executive with the life insurance policy in place at the date hereof and a $1,000,000 standard term accidental death policy.

               (g) DISABILITY. Provided the following policy may be obtained at a reasonable cost, the Company shall provide Executive with a long-term disability policy which provides for an annual disability payment in an amount equal to 125% of Executive's Base Salary.

          6.   CONFIDENTIAL INFORMATION.

               (a) NON-DISCLOSURE. Executive hereby agrees, during the term of this Agreement, he will not disclose to any person or otherwise use or exploit any proprietary or confidential information, including, without limitation, trade secrets, processes, records of research, proposals, reports, methods, processes, techniques, computer software or programming, or budgets or other financial information, regarding the Company, its business, properties, customers or affairs (collectively, "Confidential Information") obtained by him at any time during the term, except to the extent required by Executive's performance of assigned duties for the Company. Notwithstanding anything herein to the contrary, the term "Confidential Information" shall not include information which (i) is or becomes generally available to the public other than as a result of disclosure by Executive in violation of this Agreement,
(ii) is or becomes available to Executive on a non-confidential basis from a source other than the Company, provided that such source is not known by Executive to be furnishing such information in violation of a confidentiality agreement with or other obligation of secrecy to the Company, (iii) has been made available, or is made available, on an unrestricted basis to a third party by the Company, by an individual authorized to do so or (iv) is known by Executive prior to its disclosure to Executive. Executive may use and disclose Confidential Information to the extent necessary to assert any right or defend against any claim arising under this Agreement or pertaining to Confidential Information or its use, to the extent necessary to comply with any applicable statute, constitution, treaty, rule, regulation, ordinance or order, whether of the United States, any state thereof, or any other jurisdiction applicable to Executive, or if Executive receives a request to disclose all or any part of the information contained in the Confidential Information under the terms of a subpoena, order, civil investigative demand or similar process issued by a court of competent jurisdiction or by a governmental body or agency, whether of the United States or any state thereof, or any other jurisdiction applicable to Executive.

               (b) INJUNCTIVE RELIEF. Executive agrees that the remedy at law for any breach by him of the covenants and agreements set forth in this Section 5 may be inadequate and that in the event of any such breach, the Company may, in addition to the other remedies that may be available to it at law, seek injunctive relief prohibiting him (together with all those persons associated with him) from the breach of such covenants and agreements.

          7.   TERMINATION.

               (a) TERMINATION BY COMPANY FOR "CAUSE OR VOLUNTARILY BY EXECUTIVE. The Company may terminate this Agreement for "Cause" effective immediately upon written notice thereof to Executive. For purposes of this Agreement, "Cause" shall mean and be limited to the following events: (i) an act of fraud, embezzlement or similar conduct by Executive involving the Company; (ii) any action by Executive involving the arrest of Executive for violation of any criminal statute constituting a felony if the Board reasonably determines that the continuation of Executive's employment after such event would have a adverse impact on the operations or reputation of the Company in the financial community; or (iii) a continuing, repeated willful failure or refusal by Executive to perform his duties; provided, however, that this Agreement may not be terminated under this subclause (iii) unless Executive shall have first received written notice from the Board advising Executive of the specific acts or omissions alleged to constitute a failure or refusal to perform and such failure or refusal to perform continues after Executive shall have had a reasonable opportunity to correct the acts or omissions cited in such notice.

          In the event of termination for "Cause" or voluntarily by Executive other than as permitted in Sections 7(b)(i) and (ii) and 7(c), (x) Executive shall be entitled to receive that portion of the Base Salary and all benefits accrued through the date of termination and (y) all Options that have become exercisable as of the date of termination shall remain so for a period of 90 days.

               (b)  TERMINATION BY COMPANY OTHER THAN FOR "CAUSE."

                     i) DEATH. Provided that notice of termination has not previously been given under any Section hereof, if Executive shall die during the term of this Agreement, this Agreement and all of the Company's obligations hereunder shall terminate, except that Executive's estate or designated beneficiaries shall be entitled to receive (A) all earned and unpaid Base Salary through the date of termination; (B) the Base Salary and Performance Bonus and all benefits with respect to the then current contract year which would have been payable or provided to Executive had the term ended two years following the last day of the month in which Executive's death occurred; and (C) all other benefits that may be due to Executive or Executive's estate or beneficiaries under the general provisions of any benefit plan, stock incentive plan or other plan in which Executive is then a participant, which benefits shall continue to be provided for a period of two years following the date of death. In addition, all Options that have become exercisable as of the date of death shall remain so for a period of twelve (12) months.

                     ii) DISABILITY. Provided that notice of termination has not previously been given under any Section hereof, if Executive becomes ill or is injured or disabled during the term such that Executive fails to perform all or substantially all of the duties to be rendered hereunder and such failure continues for a period in excess of 26 consecutive weeks (a "Disability"), the Company shall continue to employ Executive under this Agreement for two years from the date of the Disability (which one year period shall commence at the beginning of the 26 week period referred to herein) and shall continue to pay Executive the Base Salary in effect on the date of the Disability (determined at the beginning of the 26 week period referred to herein), the Performance Bonus and all benefits then in effect; provided, that (A) the Company may relieve Executive of his duties and responsibilities hereunder to the extent permitted by law and (B) any long-term disability payments received by Executive under any disability insurance plan made available to Executive by the Company if the premiums were paid by the Company shall be deducted from the salary and bonus payments otherwise required to be paid to Executive hereunder. If during the term and subsequent to the Disability commencement date (which shall be at any time following the end of the 26 week period referred to herein) Executive shall fully recover, the Company shall have the right (exercisable within 60 days after receipt of notice from Executive of such recovery), but not the obligation, to restore Executive to full-time service at full compensation. If the Company elects not to restore Executive to full-time service, Executive shall be entitled to obtain other employment. If Executive is not restored to full-time employment with the Company, all Options that have become exercisable as of the date of Disability (determined at the end of the 26 week period referred to herein) shall remain so for a period of 12 months.

                     iii) WITHOUT CAUSE. If the Company elects to terminate Executive for any reason whatsoever other than as provided in Section 7(a) or if the Company causes a Defacto Termination of Executive (as defined below) (each a "Severance Termination"), Executive shall receive the "Separation Package." As used herein, the "Separation Package" shall consist of three years' Base Salary (at the annual rate in effect at the date of the Severance Termination) plus an amount equal to the Performance Bonus actually paid to Executive with respect to the eight fiscal quarters preceding the date of the Severance Termination (or if the date of the Severance Termination occurs before January 1, 2000, the total amount payable with respect to Base Salary and Performance Bonus shall be the actual amount paid to Executive (base salary and bonus) over the three year period prior to the date of Severance Termination). In addition, all Options which are scheduled to vest during the 12 months following the date of the Severance Termination shall vest as of such date. Further, all Options which have become exercisable as of the date of the Severance Termination (including those which do so as a result of the provisions of the preceding sentence) shall remain so for a period of 12 months. In the event of a Severance Termination, Executive will also be provided with reasonable office space and secretarial support as well as the same mailing address and telephone number which Executive had during the term for up to six months, and the Company shall pay the costs of out placement services with a provider of its choice at a level appropriate to Executive's title and position as requested by Executive. For purposes of this paragraph, a "Defacto Termination" shall include any of the following events: (i) the Company shall fail to pay or shall reduce the Base Salary, Performance Bonus or other benefits provided herein, except as permitted hereunder, or shall otherwise breach any material provision hereof which breach is not cured within 10 days after receipt of notice thereof from Executive; (ii) the Company shall fail to cause Executive to remain the Chief Executive Officer of the Company; (iii) Executive shall not be continuously afforded the authority, powers, responsibilities and privileges contemplated in Section 1 above (whether or not accompanied by a change in title); (iv) the Company shall require Executive's primary services to be rendered in an area other than the Company's principal offices in the Los Angeles metropolitan area; or (v) after a Change in Control (as defined below), the Company increases the base salary for senior executives of the Company generally without similarly increasing the Base Salary of Executive. For purposes of clause (iii), Executive shall be deemed not to have been continuously afforded the authority, powers, responsibilities and privileges contemplated in Section 1 above if there shall occur any reduction in the scope, level or nature of Executive's employment hereunder, or any demotion, any phasing out or assignment to others, of the duties contemplated herein.

            (c)  CHANGE IN CONTROL.

                 i) Following a Change in Control, this Agreement shall continue to be binding upon the Company and Executive shall be entitled to the payments provided for in this Section 7 in the event of termination resulting from death, disability, cause, or a Separation Termination, all as provided for in Section 7(a) and 7(b).

                 ii) Executive may (but shall not be obligated to) terminate this Agreement effective 30 days after the giving of such notice given at any time within two years following a Change in Control. In the event that Executive elects to terminate this Agreement pursuant to this Section 7(c)(ii), Executive shall be entitled to the following payments:

                      (A) If the Change in Control is effected to an Adverse Person (as defined below), then Executive shall be entitled to and receive the Severance Package. In addition, all Options then held by Executive which are not yet vested shall vest as of the date of such termination. Further, all Options that have become exercisable as of the date of such termination (including those which do so as a result of the provisions of the preceding sentence) shall remain so for the entire remaining term of the Options.

                      (B) If the Change in Control is effected to a person other than an Adverse Person, Executive shall be entitled to receive the Severance Package. In addition, all Options which are scheduled to vest during the 12 months following the termination date shall vest as of the date of such termination. Further, all Options that have become exercisable as of the date of such termination (including those which do so as a result of the provisions of the preceding sentence) shall remain so for a period of 12 months.

            (d) PAYMENT OF TERMINATION AMOUNTS. Executive may elect to have all amounts to be paid to Executive pursuant to this Section 7 payable (i) over the remaining term of this Agreement or for such shorter period as expressly provided for herein, as applicable, or (ii) in a lump sum within 30 days following termination; provided, however, in the case of death or disability, the Performance Bonus component shall be payable at such time as performance-based bonuses are paid to similarly situated employees of the Company and only
if the specified Target ROE for the applicable periods are actually met.   In
the event Executive elects to be paid pursuant to clause (i), Executive agrees promptly to notify the Company in writing of Executive's acceptance of full-time employment; within 15 days after receipt of such notice, the Company shall pay Executive in a lump sum any amounts which remain otherwise due to Executive hereunder.

            (e) STOCK AND SIMILAR RIGHTS. Except with regard to the vesting and exercise dates of Options as set forth in this Section 7, Executive's rights under any other agreement or plan under which stock options, restricted stock or similar awards are granted shall be determined in accordance with the terms and provisions of such plans or agreements.

            (f)  NO MITIGATION OR OFFSET.  Payment of any sum under this
Section 7 shall not be subject to any claim of mitigation nor shall the Company be entitled to any right of offset with respect thereto.

            (g) OTHER INSURANCE POLICIES. Upon any termination of Executive's employment, and upon reimbursement of the Company of all amounts paid by the Company in connection with such policies, Executive shall have the right to purchase or otherwise direct the disposition or assignment of any disability insurance policy on him held by the Company (excluding only group disability insurance policies) upon the payment of One Dollar ($1.00) as the total consideration for each such policy.

       8. CHANGE IN CONTROL. For purposes of this Agreement, a "Change in Control" shall mean the occurrence of any of the following events which occur after the date of the Original Agreement:

            (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act ("Rule 13d-3")) of 20% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that neither of the following acquisitions shall constitute a Change in Control; (i) any acquisition by the Company or (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

            (b) Individuals who, as of the date of the Original Agreement constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date of the Original Agreement whose election, or nomination for election by the stockholders of the Company, shall be approved by a vote of a least a majority of the directors then compromising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; or

            (c) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation: (i) more than 60% of the combined voting power of the then outstanding voting securities of the corporation resulting from such reorganization, merger, or consolidation, which may be the Company (the "Resulting Corporation") entitled to vote generally in the election of directors (the "Resulting Corporation Voting Securities") shall then be owned beneficially, directly or indirectly, by all or substantially all of the Persons who were the beneficial owners of Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation, in substantially the same proportions as their respective ownerships of Outstanding Voting Securities immediately prior to such reorganization, merger, or consolidation; (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, the Resulting Corporation, and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the combined voting power of Outstanding Voting Securities) shall own beneficially, directly or indirectly 20% or more of the combined voting power of the Resulting Corporation Voting Securities; and (iii) at least a majority of the members of the Board shall have been members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

            (d) Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation (the "Buyer") with respect to which (x) following such sale or other disposition, more than 60% of the combined voting power of securities of Buyer entitled to vote generally in the election of directors ("Buyer Voting Securities"), shall be owned beneficially, directly or indirectly, by all or substantially all of the Persons who were the beneficial owners of the Outstanding Voting Securities immediately prior to such sale or other disposition, in substantially the same proportion as their respective ownership of Outstanding Voting Securities, immediately prior to such sale or other disposition; (y) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or Buyer and any Person that shall immediately prior to such sale or other disposition own beneficially, directly or indirectly, 20% or more of the combined voting power of Outstanding Voting Securities), shall own beneficially, directly or indirectly, 20% or more of the combined voting power or, Buyer Voting Securities; and (z) at least a majority of the members of the board of directors of Buyer shall have been members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition or assets of the Company.

       For purposes of this Agreement, an Adverse Person shall mean any person which acquires control of the Company in a transaction involving a Change in Control other than a transaction which, before the time of the transaction, has been approved by the Board of Directors of the Company.

  9. INSURANCE. During the term, the Company shall maintain, at no cost to Executive, officers and directors liability insurance that would cover Executive in an amount of no less than $45,000,000.

  10.  GENERAL PROVISIONS.

            (a) NOTICES. All notices, requirements, requests, demands, claims or other communications hereunder shall be in writing. Any notice, requirement, request, demand, claim or other communication hereunder shall be deemed duly given (i) if personally delivered, when so delivered, (ii) if mailed, two (2) business days after having been set by registered or certified mail, return-receipt requested, postage prepaid and addressed to the intended recipient as set forth below, (iii) if given by telecopier, once such notice or other communication is transmitted to the telecopier number specified below, and the appropriate telephonic confirmation is received, provided that such notice or other communication is promptly thereafter mailed in accordance with the provisions of clause (ii) above or (iv) if sent through an overnight delivery service under circumstances by which such service guarantees next day delivery, the date following the date so sent:

IF TO THE COMPANY, TO:

               AAMES FINANCIAL CORPORATION
               3731 Wilshire Boulevard
               Los Angeles, California  90010
               Attn: Chief Operating Officer


     IF TO EXECUTIVE TO:

               Gary K. Judis
               ------------------------------

               ------------------------------

               ------------------------------

               ------------------------------


Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

               (b) ASSIGNMENT. This Agreement and the benefits hereunder are personal to the Company and are not assignable or transferable, nor may be the services to be performed hereunder be assigned by the Company to any person, firm or corporation; provided however, that this Agreement and the benefits hereunder may be assigned by the Company to any corporation into which the Company may be merged or consolidated, and this Agreement and the benefits hereunder will automatically be deemed assigned to any such corporation, subject, however, to Executive's right to terminate this Agreement to the extent provided in Section 7. In the event of any assignment of this Agreement to any corporation acquiring all or substantially all of the assets of the

Company or to any other corporation into which the Company may be merged or consolidated, the responsibilities and duties assigned to Executive by such successor corporation shall be the responsibilities and duties of, and compatible with the status of, a senior executive officer of such successor corporation. The Company may delegate any of its obligations hereunder to any subsidiary of the Company, provided that such delegation shall not relieve the Company of any of its obligations hereunder. Executive may not assign its rights hereunder or delegate his duties hereunder to any Person.

               (c) AFTRA\SAG COMPENSATION. Executive has from time to time provided the voice for certain radio and television advertisements of the Company in the past and may continue to do so in the future. In this connection, Executive is a member of American Federation of Television and Radio Actors and the Screen Actors Guild. In addition to the other compensation provided to Executive hereunder, Executive shall be paid a one-time fee of $1,500 per advertisement for which he provides the voice over during the term hereunder.

               (d) COMPLETE AGREEMENT. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes and cancels any and all previous written or oral negotiations, commitments, understandings, agreements and any other writings or communications in respect of such subject matter.

               (e) AMENDMENTS. This Agreement may be modified, amended, superseded or terminated only by a writing duly signed by both parties.

               (f) SEVERABILITY. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

               (g) NO WAIVER. Any waiver by either party of a breach of any provisions of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of either party to insist upon strict adherence to any term of this Agreement on one or more occasions shall be considered a waiver or to deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

               (h) BINDING EFFECT. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their permitted assigns, successors and legal representatives.

               (i) COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same document.

               (j) GOVERNING LAW. This Agreement has been negotiated and entered into in the State of California and shall be construed in accordance with the laws of the State of California.

               (k) ARBITRATION. The parties hereby expressly agree that any controversy or claim relating to this Agreement, including the construction, enforcement or application of the terms hereof, shall be submitted to arbitration in Los Angeles, California by the American Arbitration Association in accordance with the Commercial Arbitration Rules of such association. The arbitrator shall be a retired judge of the Los Angeles Superior Court or other party acceptable to the parties and the rules of evidence shall apply. The costs of the arbitrator shall be borne equally. Each party shall be responsible for its own attorneys' fees and costs. However, the arbitrator shall have the right to award costs and expenses (including actual attorneys' fees) to the prevailing party as well as equitable relief. The award of the arbitrator shall be final and binding and shall be enforceable in any court of competent jurisdiction. Nothing in this paragraph shall preclude the parties from seeking an injunction or other equitable relief from a court of competent jurisdiction under appropriate circumstances.

               (l) HEADINGS. The headings included in this Agreement are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Executive has executed the same as of the day and year first above written.

                                AAMES FINANCIAL CORPORATION




                                By:  /s/ Gregory J. Witherspoon
                                     ---------------------------------

                                Its: Chief Financial Officer
                                     --------------------------------



                                /s/ Gary K. Judis
                                --------------------------------
                                GARY K. JUDIS

PROXY

                           AAMES FINANCIAL CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 12, 1996

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Aames Financial Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Proxy Statement and the Notice of the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on November 12, 1996, at 2:00 p.m., Los Angeles time, in the Hershey/Crocker Room at the Hotel Inter-Continental, 251 S. Olive Street, Los Angeles, California, and hereby further revokes all previous proxies and appoints the Board of Directors, as proxy of the undersigned, with full power of substitution for and in the name of the undersigned, at the Annual Meeting and any adjournments thereof with the same effect as if the undersigned were present, for the following purposes:

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)





--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

Please mark your votes as indicated in this example.  /X/

1. ELECTION OF DIRECTORS:

   The election of the following persons as directors of the Company, as provided in the Company's Proxy Statement.

             /  /    FOR                      /  /   WITHHOLD
                                                     AUTHORITY

             all nominees                      (to vote for all
             listed (except                   the nominees listed)
             as marked to
             the contrary)

   Bobbie J. Burroughs, Melvyn Kinder and Cary H. Thompson

   (INSTRUCTION: To vote against any one nominee, write that nominee's name in the space provided below.)

   ____________________________________________________________________________


2. The approval of the adoption of the Company's 1996 Stock Incentive Plan, as provided in the Company's Proxy Statement.

                  FOR             AGAINST              ABSTAIN

                  / /               / /                  / /

3. The approval of the annual performance bonus provisions in the Employment Agreement of Gary K. Judis.

                  FOR             AGAINST              ABSTAIN

                  / /               / /                  / /


4. The ratification of the appointment of Price Waterhouse LLP as the independent accountants of the Company for fiscal 1997.

                  FOR             AGAINST              ABSTAIN

                  / /               / /                  / /


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND IN FAVOR OF THE ABOVE PROPOSALS AND, AS THE PROXY DEEMS ADVISABLE, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                     YOUR VOTE IS IMPORTANT TO THE COMPANY

                      PLEASE SIGN AND RETURN YOUR PROXY BY
                   TEARING OFF THE TOP PORTION OF THIS SHEET
                        AND RETURNING IT IN THE ENCLOSED
                               POSTPAID ENVELOPE


Signature(s)______________________ Signature, if held jointly___________________
                              Date __________, 1996

(Sign exactly as your name appears on your stock certificate.) When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by President or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

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